As filed with the Securities and Exchange Commission on September 2, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS

Three Canal Plaza, Suite 600

Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer

Three Canal Plaza, Suite 600

Portland, Maine 04101

207-347-2000

Date of fiscal year end: June 30

Date of reporting period: July 1, 2007 – June 30, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

Auxier Focus Fund

Annual Report

June 30, 2008

Fund Advisor:

Auxier Asset Management LLC

5000 S.W. Meadows Road

Suite 410

Lake Oswego, Oregon 97035

Toll Free: (877) 3AUXIER or (877) 328-9437

AUXIER FOCUS FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2008

Market Commentary

The Auxier Focus Fund Investor Shares finished the fiscal year ended June 30, 2008 with a -12.56% return versus -13.12% return for the S&P 500 (“S&P”). The Fund averaged a 77% exposure to stocks throughout the year. The Fund’s cumulative performance since inception (July 9, 1999) through June 30, 2008 was 75.20% versus a 5.84% return for the S&P. For a longer term perspective, the Fund’s 5-year and since inception (7/9/99) average annual returns were 7.31% and 6.45% vs. 7.58% and 0.63% for the S&P, respectively. (Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.36% . However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.35% which contract is in effect until October 31, 2008. For the most recent month-end performance, please visit the Fund’s website at www.auxierasset.com. The Fund charges a 2.00% redemption fee on shares redeemed within six months of purchase.)

June was a difficult month for equities on a global basis. The Dow Jones Industrial Average dropped 10%; US financial stocks retreated 18.37%; China lost over 18%; and India plunged 19.49% . The MSCI (Morgan Stanley Capital International) World Index was off 13% for the first six months, the worst showing in 38 years.

Many investors have migrated to the perceived safety of government bonds. However, inflation materially exceeds the interest return, and government policies may make the catch phrase “safe government bonds” an oxymoron. The bailout policies of the US government have some actually questioning its AAA bond credit rating. Negative real returns (nominal interest rate less inflation = real return) have contributed to a further weakening of the US dollar and recent import inflation over 15%. Commodities do well when prevailing interest rates are less than the underlying inflation rate, and these price increases are filtering through the pipeline. Companies have started to raise prices aggressively to offset rising inputs. Dow Chemical Company, Sara Lee Corp. and Blue Cross are a few companies seeking price increases in excess of 20%. Northwest Natural Gas is seeking a 40% rate increase from utility ratepayers. We believe the more the US government “bails out” problems, the greater the threat of inflation.

Persistently high food and energy prices, with oil having topped $140 a barrel, have been major contributors to a deteriorating inflation outlook. This, combined with a much tighter credit environment, has put pressure on America’s consumer balance sheets. The consumer recession is here, we fear.

Why Not Put It All In Energy

With energy-related investments performing well, the temptation is to believe such results are long-lived. However, caution is in order. Oil has always been cyclical. According to Barrons (July 2008 “Capitulation? Not Yet, but It’s Coming”), there have been 26 corrections of more than 20% in the price of oil since 1986. According to Bloomberg, (June 2008) oil prices are now up over 600% since $19 a barrel in November 2001. Demand over the period is up less than 10%. Oil has reached a new high 28 times in 2008 alone. It is possible to buy derivative contracts in energy with only 5% down. By comparison, the tech-weighted Nasdaq Composite Index appreciated 640% between 1994 and 2000. In 1999, a number of tech-focused mutual funds were up over 100%. The Nasdaq Composite Index subsequently declined 78%. More recently, the Chinese Shanghai Stock Exchange Composite Index was on a similar ascent until last summer and has now dropped over 55% from the highs in October. Often parabolic moves in an investment class can mark the top of a mania. Just as excitement attracts floods of new capital and entrants, high prices tend to alter behavior and subdue demand. Over the past seven months, Americans have reduced their driving by 40 billion miles (US Department of Transportation). One could argue that a 600% price move over six years more than discounts the perceived oil shortage. Still, markets are unpredictable and sometimes irrational. A further spike up is always possible.

1

AUXIER FOCUS FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2008

Rely On Rating Agencies To Your Peril

Some of the highest yielding (and rated) investments over the past twelve months ironically have been hit the hardest in the market. For example, the $400 billion preferred stock market is down over 16% for the first half of 2008 (Barrons, July 2008 “What to Bank On”). Issues yielding 7% to 15% are trading at junk levels, yet the ratings agencies still maintain A or better ratings. Enron had an investment grade rating even after the stock dropped from a price of $80 to $3. The lesson: there are no shortcuts to investing. We believe relying on formulas or rating agencies instead of hard headed investment analysis is dangerous. Stretching for yield without looking at the underlying earning power of the company can also lead to pain.

A Route In Financials

Financial stocks as a group are down 28% through the first half of the year, and more than 40% over the past twelve months. Many bank stocks have recently surpassed the declines we witnessed during the last thrift crisis, with bank indexes selling close to 70% of book value. In the last thrift crisis, banks declined 24% in 1990 but then rebounded 43% in 1991. The moves on the upside can be fast and furious. In the 1982 recession, stocks rebounded before the economy was in the clear, to the tune of 40% in 90 days. We believe that identifying the strong businesses and managements during downturns can be very profitable once the turn takes place, as those are usually the first to recover.

A History Of Bear Markets

Since 1900, the US stock market has corrected 20% or more (by definition a bear market) once every four to five years on average (Ibbotson Associates). Recessions have been less frequent. These corrections are a necessary and normal part of investing in auction markets. Bad behavior needs to be punished. We are now purging the excess of extremely easy money and disguised financial leverage. According to Standard and Poor’s, there have been nine bear markets since 1956. They lasted on average 14 months. The market typically didn’t cross the 20% mark until two-thirds of the way through the decline. The current market has been similar in that we dropped 20% off the October 9, 2007 high in a little over nine months. Bank credit has tightened to levels not seen since the 1940s and bearish sentiment hit 58% according to Investors Intelligence (July 2008). Although it may not feel like it, we believe this is a much better time to allocate capital for long-term buyers of quality businesses. Assets become inflated during times of easy money. Conversely, when money is tight, it can be a much better time to put money to work because bargains abound. As this decline matures it makes more sense to concentrate energies on “the knowable” variables of quality enduring businesses, as these “crisis” situations can lead to generational investment opportunities.

Your trust and support is appreciated.

Jeff Auxier

2

AUXIER FOCUS FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2008

The S&P 500 Index is a broad-based unmanaged measurement of changes in the stock market based on 500 widely held common stocks. The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. The MSCI World Index measures the performance of a diverse range of global stock markets in the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The Nasdaq Composite Index is an unmanaged index representing the market cap weighted performance of approximately 5,000 domestic common stocks traded on the Nasdaq exchange. The Shanghai Stock Exchange Composite Index is a capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. One cannot invest directly in an index.

The credit ratings mentioned are published rankings based on detailed financial analyses by a credit bureau, specifically as it relates to the bond issuer’s ability to meet debt obligations. The highest rating is AAA, and the lowest is D. Securities with credit ratings of BBB and above are considered investment grade.

Derivatives are financial instruments (contracts) that do not represent ownership rights in any asset but, rather, derive their value from the value of some other underlying commodity or other asset.

Ibbotson Associates® is a leading authority on asset allocation with expertise in capital market expectations and portfolio implementation.

The views in this shareholder letter were those of the Fund Manager as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

As a non-diversified fund, the Fund will be subject to substantially more investment risk and potential for volatility than a diversified fund because its portfolio may at times focus on a limited number of companies. Moreover, if the Fund’s portfolio is overweighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. Performance shown is for the Fund’s Investor shares; returns for other shares classes will vary.

3

AUXIER FOCUS FUND

PERFORMANCE CHART AND ANALYSIS

JUNE 30, 2008

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value since Auxier Focus Fund’s (the “Fund”) inception of a hypothetical $10,000 investment, including reinvested dividends and distributions compared with a broad-based securities market index. The S&P 500 (“S&P”) is a market weighted index composed of 500 large capitalization companies and reflects the reinvestment of dividends. The Fund is professionally managed while the S&P is unmanaged and is not available for investment. The total return of the Fund’s classes includes the maximum sales charge of 5.75% (A shares only), the maximum contingent deferred sales charge (“CDSC”) of 1.00% (C shares only) and operating expenses that reduce returns, while the total return of the S&P does not include the effect of sales charges and expenses. A shares are subject to a 1.00% CDSC on shares purchased without an initial sales charge and redeemed less than one year after purchase. The performance of each class will differ due to different sales charges and expense structures. During the performance period shown, certain Fund fees were waived or expenses reimbursed; otherwise, total return would have been lower, for all share classes.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please visit the website of the Fund’s investment adviser at www.auxierasset.com. Returns greater than one year are annualized. All Fund share classes charge a 2.00% redemption fee on shares redeemed within six months of purchase. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for the previous fiscal year for A Shares and C Shares were 1.61% and 2.36%, respectively . However, the Fund’s adviser has agreed until October 31, 2008 to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 1.35%, and 2.10% for A Shares and C Shares. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance for Investor shares for periods prior to December 10, 2004 reflects performance and expenses of Auxier Focus Fund, a series of Unified Series Trust (the “Predecessor Fund”). Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds.

Average Annual Total Return as of 06/30/08	1 Year	5 Years	Since Inception (1)
Investor Shares	(12.56)%	7.31%	6.45%
S&P 500 Index (since 7/9/99)	(13.12)%	7.58%	0.63%
A Shares (with sales charge)(2)(3)	(17.63)%	6.04%	5.74%
C Shares (with sales charge)(3)	(14.11)%	6.49%	5.64%

(1)	Investor, A and C shares commenced operations on July 9, 1999, July 8, 2005, and August 26, 2005, respectively.

(2)	Due to shareholder redemptions on August 21, 2005 net assets of the class were zero from the close of business on that date until September 22, 2005. Financial information presented for the period August 21, 2005 to September 22, 2005 reflects performance of Investor shares of the Fund. Investor shares has the same net expense ratio as the A shares.

(3)	For A shares and C shares, performance for the 5-year period and the since inception periods are blended average annual returns which include the returns of the Investor shares prior to the commencement of operations of the A shares or C shares, as applicable.

4

AUXIER FOCUS FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2008

Shares	Security Description	Value
Common Stock - 72.7%
Consumer Discretionary - 17.9%
200	Alliance Data Systems Corp. (a)	$11,310
38,250	Andersons, Inc.	1,557,157
15,554	Apollo Group, Inc., Class A (a)	688,420
14,950	Career Education Corp. (a)	218,420
57,100	Comcast Corp., Class A	1,083,187
4,000	Costco Wholesale Corp.	280,560
31,050	CVS Caremark Corp.	1,228,648
4,594	Discovery Holding Co., Class A (a)	100,884
14,800	D.R. Horton, Inc.	160,580
25,100	Family Dollar Stores, Inc.	500,494
13,000	FirstService Corp. (a)	185,250
33,887	Gruma SAB de CV, ADR (a)	366,996
18,250	Home Depot, Inc.	427,415
40,870	Interpublic Group of Cos., Inc. (a)	351,482
7,600	ITT Educational Services, Inc. (a)	627,988
88,922	Lincoln Educational Services Corp. (a)	1,034,163
28,000	Lowe’s Cos., Inc.	581,000
5,012	MAXIMUS, Inc.	174,518
5,000	McDonald’s Corp.	281,100
23,100	Nike, Inc., Class B	1,376,991
1,500	Office Depot, Inc. (a)	16,410
15,250	Sally Beauty Holdings, Inc. (a)	98,515
7,400	Signet Group plc, ADR	73,704
28,445	Tesco plc, ADR	627,187
46,500	Time Warner, Inc.	688,200
21,200	Unilever NV	602,080
42,406	Universal Technical Institute, Inc. (a)	528,379
14,990	Value Line, Inc.	498,418
50,850	Wal-Mart Stores, Inc.	2,857,770
8,000	Weight Watchers International, Inc.	284,880
10,000	WM Wrigley Jr . Co.	777,800
8,600	Yum! Brands, Inc.	301,774

		18,591,680

Consumer Staples - 13.1%
337,800	Alliance One International, Inc. (a)	1,726,158
35,150	Altria Group, Inc.	722,684
11,750	Anheuser-Busch Cos., Inc.	729,910
30,600	Coca-Cola Co.	1,590,588
7,282	Columbia Sportswear Co.	267,613
16,800	Diageo plc, ADR	1,241,016
65,500	Dr Pepper Snapple Group, Inc. (a)	1,374,190
7,600	Helen of Troy, Ltd. (a)	122,512
32,468	Kraft Foods, Inc.	923,715
10,750	Kroger Co.	310,352
8,760	National Beverage Corp. (a)	63,685
2,000	Nestle SA, ADR	226,586
3,000	Paychex, Inc.	93,840
41,800	Philip Morris International	2,064,502
11,450	Safeway, Inc.	326,898
1,650	UST, Inc.	90,107
70,370	Western Union Co.	1,739,546

		13,613,902

See Notes to Financial Statements.

5

AUXIER FOCUS FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2008

Shares	Security Description	Value
Energy - 4.1%
16,750	Chevron Corp.	$1,660,427
5,000	ConocoPhillips	471,950
100	Consol Energy, Inc.	11,237
1,200	Gazpromneft OAO, ADR	44,940
800	LUKOIL, ADR	78,560
10	Patriot Coal Corp. (a)	1,533
100	Peabody Energy Corp.	8,805
2,500	PetroChina Co., Ltd., ADR	322,150
7,800	Petroleo Brasileiro SA, ADR	552,474
1,300	Portland General Electric Co.	29,276
3,475	Spectra Energy Corp.	99,872
2,750	Surgutneftegaz, ADR	30,250
14,150	Valero Energy Corp.	582,697
8,800	Willbros Group, Inc. (a)	385,528

		4,279,699

Financials - 11.1%
3,200	American Express Co.	120,544
28,550	American International Group, Inc.	755,433
1,280	Ameriprise Financial, Inc.	52,058
33,233	Bank of America Corp.	793,272
413	Berkshire Hathaway, Inc., Class B (a)	1,656,956
47,393	Citigroup, Inc.	794,307
81,850	Marsh & McLennan Cos., Inc.	2,173,117
2,600	Student Loan Corp.	255,008
54,768	Travelers Cos., Inc.	2,376,931
71,866	Unum Group	1,469,660
24,950	Waddell & Reed Financial, Inc.	873,499
7,646	Washington Federal, Inc.	138,392
12,750	Washington Mutual, Inc.	62,857

		11,522,034

Health Care - 11.0%
8,750	Amgen, Inc. (a)	412,650
145,713	BioScrip, Inc. (a)	377,397
10,349	Coventry Health Care, Inc. (a)	314,817
4,662	Covidien Ltd.	223,263
8,960	Express Scripts, Inc. (a)	561,971
17,250	GlaxoSmithKline plc, ADR	762,795
12,150	Johnson & Johnson	781,731
17,070	LifePoint Hospitals, Inc. (a)	483,081
11,250	Merck & Co., Inc.	424,012
45,200	Pfizer, Inc.	789,644
29,100	Quest Diagnostics, Inc.	1,410,477
36,200	UnitedHealth Group, Inc.	950,250
28,271	WellPoint, Inc. (a)	1,347,396
13,650	Wyeth	654,654
27,850	Zimmer Holdings, Inc. (a)	1,895,192

		11,389,330

Industrials - 4.9%
21,550	AGCO Corp. (a)	1,129,435
11,127	Blount International, Inc. (a)	129,184
3,000	Boeing Co.	197,160
12,655	Burlington Nothern Santa Fe Corp.	1,264,108
28,000	General Electric Co.	747,320
2,200	Granite Construction, Inc.	69,366
4,850	Illinois Tool Works, Inc.	230,424
900	Simpson Manufacturing Co., Inc.	21,366
3,500	Textainer Group Holdings, Ltd.	68,355
4,662	Tyco Electronics, Ltd.	166,993
4,662	Tyco International, Ltd.	186,666
14,450	United Parcel Service, Inc., Class B	888,242

		5,098,619

See Notes to Financial Statements.

6

AUXIER FOCUS FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2008

Shares	Security Description		Value
Information Technology - 1.6%
37,350	Dell, Inc. (a)		$817,218
30,150	Microsoft Corp.		829,427

			1,646,645

Materials - 3.8%
21,200	Alcoa, Inc.		755,144
14,000	Companhia Vale do Rio Doce, ADR		501,480
47,350	Dow Chemical Co.		1,652,988
23,950	E.I. Du Pont de Nemours & Co.		1,027,216
550	Plum Creek Timber Co., Inc., REIT		23,491

			3,960,319

Telecommunications - 5.2%
20,750	AT&T, Inc.		699,068
36,275	Motorola, Inc.		266,258
49,150	SK Telecom Co., Ltd., ADR		1,020,846
21,760	Telecom Corp. of New Zealand, Ltd., ADR		293,978
59,000	Telefonos de Mexico SAB de CV, ADR		1,397,120
59,000	Telmex Internacional SAB de CV, ADR (a)		949,900
33,350	Tele Norte Leste Participacoes SA, ADR		830,748

			5,457,918

Total Common Stock (Cost $71,070,911)			75,560,146

		Rate
Non-Convertible Preferred Stock - 0.6%
Utilities - 0.6%
305	AEP Texas Central Co.	4.00%	22,132
1,500	Connecticut Light & Power, Series 1947	1.90	52,547
1,000	Connecticut Light & Power, Series 1947	2.00	34,162
1,500	Connecticut Light & Power, Series 1949	3.90	53,719
1,600	FirstService Corp.	7.00	30,400
1,300	Great Plains Energy, Inc.	4.50	106,691
4,000	Hawaiian Electric Co., Inc., Series C	4.25	58,750
300	Indianapolis Power & Light Co.	4.00	21,937
78	MidAmerican Energy Co.	3.30	5,616
80	MidAmerican Energy Co.	3.90	6,332
200	NSTAR Electric Co.	4.25	15,663
1,000	Pacific Enterprises	4.50	80,500
400	Peco Energy, Series A	3.80	28,820
945	Public Services Electric & Gas, Series A	4.08	69,651
300	Westar Energy, Inc.	4.25	26,728

Total Non-Convertible Preferred Stock (Cost $491,388)			613,648

Exchange Traded Fund - 0.3%
10,000	iShares MSCI Germany Index Fund (Cost $94,200)		295,000

Principal		Rate	Maturity Date
Asset Backed Obligations - NM
6,128	Scotia Pacific Co., LLC, Series B (b) (e) (Cost $5,530)	6.55	07/20/28	5,638

Corporate Bonds - 2.2%
Consumer Discretionary - 0.2%
550,000	WCI Communities, Inc.	7.88	10/01/13	217,250
Consumer Staples - 0.3%
300,000	Alliance One International, Inc.	11.00	05/15/12	310,500
Energy - 0.2%
190,000	El Paso Corp.	6.70	02/15/27	163,427
Financials - NM
173,278	Finova Group, Inc. (b)	7.50	11/15/09	21,226

See Notes to Financial Statements.

7

AUXIER FOCUS FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2008

Principal		Rate	Maturity Date	Value
Health Care - 0.6%
700,000	Tenet Healthcare Corp.	6.38	12/01/11	$673,750
Industrials - 0.2%
94,000	Waste Management, Inc.	7.38	08/01/10	98,238
71,000	Waste Management, Inc.	7.65	03/15/11	74,849

				173,087

Utilities - 0.7%
790,000	Texas Competitive Electric Holdings Co, LLC (d)	10.25%	11/01/15	778,150

Total Corporate Bonds (Cost $2,668,488)				2,337,390

Foreign Municipal Bonds - 1.4% (c)
1,500,000	Ontario Hydro Generic Residual Strip (Canada) Series OC20	5.51	10/01/20	825,897
356,000	Ontario Hydro Generic Residual Strip (Canada)	5.47-5.65	11/27/20	194,268
605,000	Ontario Hydro Generic Residual Strip (Canada)	5.61	10/15/21	314,128
235,000	Ontario Hydro Generic Residual Strip (Canada)	5.75	08/18/22	116,486

Total Foreign Municipal Bonds (Cost $950,436)				1,450,779

US Treasury Securities - 0.9%
445,000	US Treasury Note	2.63	05/31/10	445,417
460,000	US Treasury Note	3.88	07/15/10	471,716

Total US Treasury Securities (Cost $900,289)				917,133

Short-Term Investments 7.0%

Shares
Money Market Fund - 7.0%
7,321,248	CitiSM Institutional Cash Reserves, Class O (Cost $7,321,248)			7,321,248

Total Investments - 85.1% (Cost $83,502,490)*				$88,500,982
Other Assets & Liabilities, Net - 14.9%				15,475,451

NET ASSETS - 100.0%				$103,976,433

ADR	American Depositary Receipt.

plc	Public Limited Company.

REIT	Real Estate Investment Trust.

NM	Not Material - less than 0.1%.

(a)	Non-income producing security.

(b)	Security is currently in default on scheduled principal or interest payments.

(c)	Zero coupon bond. Interest rate presented is yield to maturity.

(d)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $778,150 or 0.7% of net assets.

(e)	Security fair valued in accordance with procedures adopted by the Board of Trustees.

At the period end, the value of these securities amounted to $5,638 or 0.005% of net assets.

*	Cost for Federal income tax purposes is $83,513,395 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$15,463,255
Gross Unrealized Depreciation	(10,475,668)

Net Unrealized Appreciation (Depreciation)	$4,987,587

See Notes to Financial Statements.

8

AUXIER FOCUS FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2008

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	17.9%
Consumer Staples	13.1%
Energy	4.1%
Financials	11.1%
Health Care	11.0%
Industrials	4.9%
Information Technology	1.6%
Materials	3.8%
Telecommunications	5.2%
Utilities	0.6%
Exchange Traded Funds	0.3%
US Treasury Securities	0.9%
Corporate Bonds	2.2%
Foreign Municipal Bonds	1.4%
Short-Term Investments and Other Assets and Liabilities, Net	21.9%

100.0%

See Notes to Financial Statements.

9

AUXIER FOCUS FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2008

ASSETS
Total investments, at value (Cost $83,502,490)	$88,500,982
Cash	15,056,097
Receivables:
Fund shares sold	20,354
Investment securities sold	391,284
Dividends and interest	218,726
Other Assets	135

Total Assets	104,187,578

LIABILITIES
Payables:
Fund shares redeemed	93,047
Accrued Liabilities:
Investment adviser fees	117,964
Distribution fees	134

Total Liabilities	211,145

NET ASSETS	$103,976,433

COMPONENTS OF NET ASSETS
Paid-in capital	$96,195,424
Accumulated undistributed (distributions in excess of) net investment income	556,398
Accumulated net realized gain (loss) on investments and foreign currency transactions	2,226,119
Net unrealized appreciation (depreciation) on investments and foreign currency translations	4,998,492

NET ASSETS	$103,976,433

SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES AUTHORIZED)
Investor Shares	7,292,209
A Shares	14,608
C Shares	7,318
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $103,664,144)	$14.22

A Shares (based on net assets of $207,790)	$14.22

A Shares Maximum Public Offering Price Per Share (net asset value per share/94.25%)	$15.09

C Shares (based on net assets of $104,499)	$14.28

See Notes to Financial Statements.

10

AUXIER FOCUS FUND

STATEMENT OF OPERATIONS

YEAR ENDED JUNE 30, 2008

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $21,003)	$2,045,589
Interest income	718,865

Total Investment Income	2,764,454

EXPENSES
Investment adviser fees	1,526,415
Distribution fees:
A Shares	725
C Shares	672
Trustees’ fees and expenses	4,045

Total Expenses	1,531,857
Expenses reimbursed	(4,937)

Net Expenses	1,526,920

NET INVESTMENT INCOME (LOSS)	1,237,534

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on investments and foreign currency transactions	3,514,197
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(19,651,807)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(16,137,610)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(14,900,076)

See Notes to Financial Statements.

11

AUXIER FOCUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended June 30, 2008	Year Ended June 30, 2007
OPERATIONS
Net investment income (loss)	$1,237,534	$2,632,187
Net realized gain (loss) on investments and foreign currency transactions	3,514,197	1,980,859
Net change in unrealized appreciation (depreciation) on investments	(19,651,807)	16,389,967

Increase (Decrease) in Net Assets from Operations	(14,900,076)	21,003,013

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(2,236,759)	(1,911,461)
A Shares	(5,400)	(10,239)
C Shares	(264)	(413)
Net realized gains:
Investor Shares	(3,280,115)	(3,211,699)
A Shares	(9,142)	(15,576)
C Shares	(906)	(1,231)

Total Distributions To Shareholders	(5,532,586)	(5,150,619)

CAPITAL SHARE TRANSACTIONS
Sale of Shares
Investor Shares	18,525,072	10,449,713
A Shares	3,418	191,821
C Shares	82,336	5,864
Reinvestment of distributions:
Investor Shares	5,380,512	5,024,561
A Shares	14,542	25,815
C Shares	1,170	1,644
Redemption of shares:
Investor Shares	(16,674,439)	(18,129,894)
A Shares	(157,318)	(283,189)
C Shares	(17,986)	(10,936)
Redemption fees	28,398	14,574

Increase (Decrease) From Capital Transactions	7,185,705	(2,710,027)

Increase (Decrease) in Net Assets	(13,246,957)	13,142,367
NET ASSETS
Beginning of Period	117,223,390	104,081,023

End of Period (a)	$103,976,433	$117,223,390

(a) Amount includes accumulated undistributed (distributions in excess of) net investment income	$556,398	$1,579,697

See Notes to Financial Statements.

12

AUXIER FOCUS FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

	Beginning Net Asset Value Per Share	Net Investment Income (Loss) (b)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions			Redemption Fees (b)		Ending Net Asset Value Per Share
					from Net Investment Income	from Net Realized Gains	Total Distributions to Shareholders
Investor Shares
Year Ended June 30, 2008	$17.06	$0.18	$(2.24)	$(2.06)	$(0.31)	$(0.47)	$(0.78)	—	(g)	$14.22
Year Ended June 30, 2007	14.76	0.38	2.66	3.04	(0.27)	(0.47)	(0.74)	—	(g)	17.06
Year Ended June 30, 2006	14.64	0.21	0.30	0.51	(0.18)	(0.21)	(0.39)	—	(g)	14.76
Year Ended June 30, 2005	13.74	0.15	1.08	1.23	(0.08)	(0.25)	(0.33)	—	(g)	14.64
Year Ended June 30, 2004 (c)	11.68	0.13	2.10	2.23	(0.17)	—	(0.17)	—		13.74
A Shares
Year Ended June 30, 2008	17.07	0.17	(2.24)	(2.07)	(0.31)	(0.47)	(0.78)	—	(g)	14.22
Year Ended June 30, 2007	14.77	0.41	2.63	3.04	(0.27)	(0.47)	(0.74)	—		17.07
July 8, 2005 through June 30, 2006 (h) (i)	14.81	0.21	0.14	0.35	(0.18)	(0.21)	(0.39)	—		14.77
C Shares
Year Ended June 30, 2008	17.08	0.06	(2.26)	(2.20)	(0.13)	(0.47)	(0.60)	—		14.28
Year Ended June 30, 2007	14.78	0.25	2.67	2.92	(0.15)	(0.47)	(0.62)	—		17.08
August 26, 2005 through June 30, 2006 (i)	14.70	0.11	0.24	0.35	(0.06)	(0.21)	(0.27)	—		14.78

(a)	Annualized for periods less than one year.

(b)	Calculated based on average shares outstanding for the period.

(c)	Audited by another Independent Registered Public Accounting Firm.

(d)	Not annualized for periods less than one year.

(e)	Total return does not include the effect of front-end sales charges or contingent deferred sales charges.

(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

(g)	Less than $0.01 per share.

(h)	Due to shareholder redemptions, on August 21, 2005 net assets of the class were zero from the close of business on that date until September 22, 2005. Financial information presented is for the period July 8, 2005 through June 30, 2006.

(i)	A and C shares commenced operations on July 8, 2005 and August 26, 2005, respectively.

See Notes to Financial Statements.

13

AUXIER FOCUS FUND

FINANCIAL HIGHLIGHTS (continued)

			Ratios to Average Net Assets (a)
	Total Return (d) (e)	Net Assets at End of Period (000’s Omitted)	Net Investment Income (Loss)	Net Expenses	Gross Expenses (f)	Portfolio Turnover Rate (d)
Investor Shares
Year Ended June 30, 2008	(12.56)%	$103,664	1.10%	1.35%	1.36%	19%
Year Ended June 30, 2007	21.11%	116,774	2.40%	1.35%	1.36%	16%
Year Ended June 30, 2006	3.44%	103,642	1.44%	1.35%	1.36%	28%
Year Ended June 30, 2005	9.01%	96,395	1.09%	1.35%	1.35%	28%
Year Ended June 30, 2004 (c)	19.17%	63,885	0.97%	1.35%	1.35%	18%
A Shares
Year Ended June 30, 2008	(12.61)%	208	1.08%	1.35%	1.60%	19%
Year Ended June 30, 2007	21.10%	399	2.59%	1.35%	1.60%	16%
July 8, 2005 through June 30, 2006 (h) (i)	2.32%	392	1.56%	1.35%	1.61%	28%
C Shares
Year Ended June 30, 2008	(13.27)%	104	0.36%	2.10%	2.36%	19%
Year Ended June 30, 2007	20.18%	51	1.61%	2.10%	2.36%	16%
August 26, 2005 through June 30, 2006 (i)	2.38%	47	0.84%	2.10%	2.36%	28%

See Notes to Financial Statements.

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AUXIER FOCUS FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

Note 1. Organization

The Auxier Focus Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. As of June 30, 2008, the Trust had twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund currently offers three classes of shares: Investor Shares, A Shares, and C Shares. Investor Shares, A Shares and C Shares commenced operations on July 9, 1999, July 8, 2005 and August 26, 2005, respectively.

The Fund’s investment objective is to achieve long-term capital appreciation by investing primarily in a portfolio of common stocks that the Fund’s investment adviser believes offer growth opportunities at a reasonable price. The Fund is intended for long-term investors.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund.

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value. Short-term instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

15

AUXIER FOCUS FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FAS 109 (“FIN 48”) on July 1, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management concluded that as of June 30, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the three-year period ended June 30, 2008 remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Redemption Fees – A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

New Accounting Pronouncements – In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statements.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and

16

AUXIER FOCUS FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

the effect of derivative instruments on the Fund’s results of operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – Auxier Asset Management, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to a management agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.35% of the Fund’s average daily net assets.

Under the terms of the management agreement, the Adviser provides investment advisory services to the Fund and is obligated to pay all expenses of the Fund except any expenses it is authorized to pay under Rule 12b-1, brokerage fees and commissions, borrowing costs, taxes, certain compensation expenses of the Trustees, and extraordinary and non-recurring expenses.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates. The Fund has adopted a distribution plan for A shares and C shares of the Fund in accordance with Rule 12b-1 of the 1940 Act (“Distribution plan”). Under the Distribution plan, the Fund pays the Distributor and any other entity as authorized by the Board a fee of 0.25% and 1.00%, respectively, of the average daily net assets of A and C shares. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

For the year ended June 30, 2008, the Distributor received $27 of the front-end sales charges assessed on the sale of A Shares. The Distributor did not retain any commissions from the contingent deferred sales charges assessed on A Shares purchased without an initial sales charge and redeemed less than one year after they are purchased. The Distributor did not retain any commissions from contingent deferred sales charges assessed on purchases of $1 million or more of C Shares that are liquidated in whole or in part within one year of purchase.

Other Related Parties – As of June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic provides those services to the Fund.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Compliance Officer to the Fund, as well as certain additional compliance support functions.

For the period July 1, 2007 through June 1, 2008, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provided a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS had no role in determining the investment policies or which securities were to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS were also officers of the Trust. The Principal Executive Officer was an affiliate of the Distributor due to his ownership in the Distributor. For the year ended June 30, 2008, the Adviser paid compliance service fees for the Fund in the amount of $38,807 from the fees collected under the advisory agreement.

Note 4. Expense Reimbursements

The Adviser has contractually agreed to waive a portion of its fees and reimburse expenses through October 31, 2008 to the extent necessary to maintain the total operating expenses at 1.35% of average daily net assets of the Investor shares and A shares and 2.10% of average daily net assets of C shares. These contractual waivers may be changed or eliminated at any time with consent of the Board. For the year ended June 30, 2008, expenses reimbursed were $4,937.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the year ended June 30, 2008, were $17,758,940 and $28,557,859 respectively.

17

AUXIER FOCUS FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

Note 6. Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	2008	2007
Ordinary Income	$2,435,408	$1,922,113
Long-term Capital Gain	$3,097,178	3,232,506

As of June 30, 2008, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$729,583
Undistributed Long-Term Gain	2,063,839
Unrealized Appreciation (Depreciation)	4,987,587

Total	$7,781,009

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended June 30, 2008. The following reclassification was the result of Real Estate Investment Trust (REIT) income classifications and has no impact on the net assets of the Fund.

Accumulated Net Investment Income (Loss)	$(18,410)
Undistributed Net Realized Gain	18,409
Paid-In-Capital	1

Note 7. Share Transactions

Share Transactions for the Fund were as follows:

	Year Ended 2008	Year Ended 2007
Sales of Shares:
Investor Shares	1,184,559	664,908
A Shares	204	12,462
C Shares	5,349	372
Reinvestment of distributions:
Investor Shares	332,972	317,807
A Shares	898	1,632
C Shares	72	104
Redemption of shares:
Investor Shares	(1,069,704)	(1,157,996)
A Shares	(9,844)	(17,258)
C Shares	(1,069)	(692)

Increase (decrease) from share transactions	(443,437)	(178,661)

Note 8. Other Information

On June 30, 2008, one shareholder held 47% of the Fund’s outstanding Investor shares. This shareholder is an omnibus account, which is held on behalf of several individual shareholders. On the aforementioned date, two shareholders held 24% of the Fund’s outstanding A shares. On the aforementioned date, five shareholders held 78% of the Fund’s outstanding shares of C shares.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and Shareholders of Auxier Focus Fund:

We have audited the accompanying statement of assets and liabilities of Auxier Focus Fund (the “Fund”), a series of Forum Funds (the “Trust”), including the schedule of investments, as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended June 30, 2004 were audited by other auditors whose report, dated August 25, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Auxier Focus Fund as of June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

August 25, 2008

19

AUXIER FOCUS FUND

ADDITIONAL INFORMATION (Unaudited)

JUNE 30, 2008

Investment Advisory Agreement Approval

At the October 4, 2007 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and the administrator, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of the Services

The Board received a presentation from a senior representative of Auxier Asset Management LLC (the “Adviser”) and discussed the Adviser’s personnel, operations and financial condition. In reviewing the nature, extent and quality of services, the Board considered the scope and quality of services provided by the Adviser under the Advisory Agreement and the quality of the investment research capabilities of the Adviser and other resources dedicated to performing services for the Fund. The Board also considered information regarding the experience and professional background of the portfolio managers at the Adviser and the qualifications and capabilities of the portfolio managers and other personnel who would have principal investment responsibility for the Fund’s investments; the investment philosophy and decision-making processes of those professionals; the capability and integrity of the Adviser’s senior management and staff; the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the financial condition and operational stability of the Adviser. The Board also reviewed the Adviser’s balance sheet for the fiscal year ended June 30, 2007 and concluded that the Adviser is financially able to provide investment advisory services to the Fund.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement, that the Adviser could provide high quality services to the Fund and that the investment expertise of the Adviser’s professionals could benefit the Fund.

Costs of Services and Profitability

The Board then considered information provided by the Adviser regarding its costs of services and profitability with respect to the Fund. The Board considered the Adviser’s resources devoted to the Fund as well as an assessment of costs and profitability provided by the Adviser. The Board concluded that the level of the Adviser’s profits attributable to management of the Fund was not excessive in light of the services provided by the Adviser on behalf of the Fund.

Compensation

The Board also considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on fees and total expenses of similar mutual funds. The Board noted that while the Adviser’s contractual advisory fee rate was higher than the mean and median advisory fee for its Lipper Inc. peer group, the Adviser utilizes a unified fee structure, whereby the advisory fee is used to pay certain expenses on behalf of the Fund, including all operating expenses. The Board noted that although the contractual advisory fee was high because of the unified fee structure, the total actual expense ratio for each of the Fund’s Investor Shares and A Shares was within the range of actual expenses ratios of funds within its peer group. The Board also noted that the contractual expense ratio for each of the Fund’s Investor Shares and A Shares was within the range of contractual expense ratios of funds within its peer group. The Board recognized that it was difficult to compare advisory fees and expense ratios because of variations between the services provided by the Adviser and those included in the advisory fees paid by other funds. Under these circumstances, the Board concluded that the Adviser’s advisory fee charged to the Fund was reasonable.

20

AUXIER FOCUS FUND

ADDITIONAL INFORMATION (Unaudited)

JUNE 30, 2008

Performance

The Adviser discussed its approach to managing the Fund as well as the Fund’s performance. The Board considered the Fund’s performance since inception, noting that, as of June 30, 2007, the Fund has outperformed its benchmark 67% of the time. The Board also noted that the Fund’s performance should be considered in light of the Fund’s investment objective to provide long-term capital appreciation and the desire of the Fund’s shareholders for a relatively conservative investing style.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. The Board noted that, although the Adviser’s fee schedules do not have breakpoints, and thus would not reflect any economies of scale, the Fund was subject to contractual fee waivers by the Adviser. The Board also considered the size of the Fund and determined that it would not be necessary to consider the implementation of breakpoints at this time.

Other Benefits

The Board noted the Adviser’s representations that it does not receive other benefits from its relationship with the Fund. Based on the foregoing, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based on its review, including consideration of each of the factors referred to above, the Board (including all of the Independent Trustees) determined, in the exercise of their business judgment, that the advisory fees of the Fund were fair, and that renewing the Advisory Agreement was in the best interest of the Fund’s shareholders.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (877) 328-9437 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 328-9437 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

21

AUXIER FOCUS FUND

ADDITIONAL INFORMATION (Unaudited)

JUNE 30, 2008

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2008.

Actual Expenses – The first line under each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the relevant line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund to such costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Investor Shares
Actual Return	$1,000.00	$898.29	$6.37	1.35%
Hypothetical Return	$1,000.00	$1,018.15	$6.77	1.35%
(5% return before expenses)

A Shares
Actual Return	$1,000.00	$897.15	$6.37	1.35%
Hypothetical Return	$1,000.00	$1,018.15	$6.77	1.35%
(5% return before expenses)

C Shares
Actual Return	$1,000.00	$894.17	$9.89	2.10%
Hypothetical Return	$1,000.00	$1,014.42	$10.52	2.10%
(5% return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366 to reflect the half-year period.

22

AUXIER FOCUS FUND

ADDITIONAL INFORMATION (Unaudited)

JUNE 30, 2008

Federal Tax Status of Dividends Declared During the Tax Year

Income Dividends – For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 98.90% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 21.12% as qualified Interest Income exempt from US tax for foreign shareholders (QII) and 34.23% as qualified short-term capital gain (QSD).

Capital Gain Dividends - The Fund paid long-term capital gain dividends of $3,097,178 for the tax year ended June 30, 2008.

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The Trustees listed below also serve in the capacities noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee of the Trust due to his affiliation with Atlantic. Mr. Keffer is also an Interested Trustee/Director of Wintergreen Fund, Inc. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine, 04101, unless otherwise indicated. Each Trustee oversees twenty-seven portfolios in the Trust. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (877) 328-9437.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis- Cohen, LLP (law firm) 2002 – 2003; Partner, Thelen Reid & Priest LLP (law firm) 1995 – 2002.

Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992 – 2006.

James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium sized businesses in New England) since 1991.

Interested Trustee
John Y. Keffer[1] Born: 1942	Trustee; Chairman, Contracts Committee	Since 1989	Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (Citigroup) 2003 – 2005; President, Forum Financial Group, LLC (“Forum”) (a fund services company acquired by Citibank, N.A.) 1986 – 2003.

23

AUXIER FOCUS FUND

ADDITIONAL INFORMATION (Unaudited)

JUNE 30, 2008

Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since June 2008	President, Atlantic Fund Administration, LLC since 2008; Director, Consulting Services, Foreside Fund Services, January 2007 - September 2007; Elder Care June 2005 – December 2006; Director, Fund Accounting, Citigroup December 2003 – May 2005; Director/Senior Manager/Manager, Accounting, Forum Financial Group April 1992 – November 2003; Auditor, Ernst & Young May 1988 – March 1992.

Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003 – July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 1994- December 2003.

Gale Bertrand Born: 1964	Vice President	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Department Manager/Senior Vice President, Enterprise Support Services, Citigroup December 2003 – July 2008; Director, Support, Senior Manager Fund Accounting, Forum Financial Group, March 1990-December 2003.

Lina Bhatnagar Born: 1971	Secretary	Since June 2008	Senior Administration Specialist, Atlantic Fund Administration, LLC since May 2008; Regulatory Administration Specialist, Citigroup, June 2006 – May 2008; Money Market/Short term Trader, Wellington Management, 1996 – 2002.

[1]

Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC, a state chartered, non-depository bank; and vice chairman and trustee of the Trust. Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

24

Auxier Focus Fund

FOR MORE INFORMATION

P.O. Box 588

Portland, ME 04112

(877) 3AUXIER

(877) 328-9437

INVESTMENT ADVISOR

Auxier Asset Management, LLC

5000 S.W. Meadows Road

Suite 410

Lake Oswego, Oregon 97035

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foresides.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

204-ANR-0608

PREMIER

GROWTH  FUND

Annual Report

JUNE 30, 2008

AND COMPANY, INC.

INVESTMENT COUNSEL

THREE CANAL PLAZA, SUITE 600

PORTLAND, ME 04101

(866) 2DF-DENT (TOLL FREE)

DF DENT PREMIER GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2008

Dear Fellow Shareholders:

Expense Ratio Reduction

We are pleased to report that your Fund’s Adviser, D.F. Dent & Company, has agreed to reduce your Fund’s expense ratio for the third consecutive year by waiving a portion of its management fee. As stated in the current prospectus, as of July 1, 2008, your Fund’s effective total annual expense ratio (net) will decrease from 1.15% to 1.10% annually (with the gross expense ratio decreasing from 1.25% to 1.18%). The record of expense reimbursement and management fee waivers for the first 6 years of your Fund is as follows:

Year Ending	Expense Reimbursement	Management Fee Waived
6/30/02	$60,201	$60,019
6/30/03	38,066	90,163
6/30/04	0	129,060
6/30/05	0	141,907
6/30/06	0	142,664
6/30/07	0	161,128
6/30/08	0	95,665

Total	$98,267	$820,606

The expense ratio reduction is made possible as a result of the growth of assets and performance of the Fund. The upcoming reduction in the expense ratio will further increase the amount of fees contractually waived by the Adviser.

Performance

For the fiscal year ended June 30, 2008, your Fund achieved a total return of –4.88% versus –13.12% for the S&P 500 Index (the “Index”), which is the benchmark we have used for performance comparisons. Accordingly, your Fund outperformed the Index by 8.24% for this fiscal year. We take little comfort in a negative return even though this fiscal year was one of our better years versus some of the major indices such as the S&P 500, NASDAQ Composite, Russell 2000, and Dow Jones Industrial Averages, all of which recorded mid-teens negative returns for the 12 months ending June 30, 2008. (Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call 866-233-3368. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.25%. However, the Fund’s adviser agreed to contractually waive a portion of its fees and/or reimburse expenses such that the total operating expense ratio does not exceed 1.15%, through June 30, 2008.)

Since inception (7/16/2001) through June 30, 2008, your Fund had a cumulative return of +67.02% versus a cumulative return of +20.58% for the Index and an average annual return of +7.65% for your Fund versus an

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2008

average annual Index return of +2.73%. For the 5 year cumulative return, your Fund achieved +82.53% versus a cumulative return of +44.12% for the Index; and a 5 year average annual return of +12.79% for your Fund versus an average annual Index return of +7.58%.

Portfolio Turnover

Portfolio turnover for the fiscal year was fairly constant at 21% versus 17% in the prior year. Involuntary turnover from sales pursuant to tender offers declined to 0.8% versus 5.0% in the prior year. Consequently, voluntary turnover was 20.2% compared to 12.0% in the prior year, which stayed within the historic range of prior years:

	2002*	2003	2004	2005	2006	2007	2008
Portfolio Turnover Rate**	0%	14%	20%	7%	25%	17%	21%

*	The Fund commenced operations on July 16, 2001.
**	Percentage calculated based on total value of investments.

Asset Allocation

	6/30/06	6/30/07	6/30/08
Large Capitalization	36.9%	36.1%	50.2%
Mid Capitalization	45.1%	43.5%	40.2%
Small Capitalization	10.3%	9.3%	9.4%
Reserve Funds	7.7%	11.1%	0.2%

Total Fund	100%	100%	100%

As you can see above, the allocation to Large Capitalization stocks has increased compared to the past two years. Larger companies have historically performed better during periods of economic weakness. This trend appears to be continuing since the S&P 500 has outperformed the Russell 2000, an index composed of smaller companies, during the past twelve months as the economy weakened. Anticipating continued economic weakness in the months ahead, we believe this is an appropriate asset allocation.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2008

Concentration

In the last Semi-Annual Report (12/31/2007), I indicated our intention to continue a methodical increase in the portfolio’s concentration. The progress of this concentration in your Fund’s top 10 holdings since that report compared to the past two fiscal year end reports follows:

Top 10 Holdings	06/30/06	06/30/07	12/31/07	06/30/08
% of Fund	26.2%	25.5%	33.7%	36.7%
Average Position Size of Top 10	2.6%	2.6%	3.4%	3.7%

Our strategy, which has been born out of experience, is that it makes more sense once adequate diversification is achieved to increase position sizes in what we deem as the strongest investments rather than to spread those investments across many less favored companies. Some managers weight portfolio holdings against various indices often to reduce variance against these market benchmarks. This assumes that the market benchmark is the proper weighting for a portfolio, which we view as pure nonsense. You are paying us a management fee to manage, not to follow some arbitrary index. We display your benchmark index solely as a comparison to report to you how your Fund is doing relative to the overall equity market.

Criticisms of the Mutual Fund Industry

Knowledgeable authorities such as David Swensen, the chief investment officer of Yale’s endowment, and Jack Bogle, retired CEO of the Vanguard Group, in recent years have aired many criticisms of the mutual fund industry. The oversight and structure of your Fund have been designed from inception to align the adviser’s interests with shareholders and to avoid conflicts of interest. What follows are your adviser’s responses to some of the major criticisms of the mutual fund industry summarized in a book published this year by Louis Lowenstein, The Investor’s Dilemma (How Mutual Funds Are Betraying Your Trust and What to Do about It):

1.	Economies of scale not being passed along to shareholders –

As indicated above, your adviser will voluntarily reduce the net expense ratio on July 1, 2008 to an annual rate of 1.10%. This represents the third year in a row that your expense ratio has been reduced as a result of growth in assets in your Fund, thus passing along economies of scale to shareholders.

2.	The adviser has only a token investment in the funds it manages –

On page 33 Lowenstein writes, “Managers willingness to put their own dollars alongside the public’s may be the single best marker for their credibility and integrity.” I would encourage shareholders to require this commitment on the part of all managers of mutual funds in which they invest.

The adviser is committed to this investment strategy. As they say, we “eat our own cooking.” Each investment professional at D.F. Dent & Co. has co-invested in your Fund so that their total investments (including their

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2008

families and the employer’s retirement plan) represented $12,687,423 or 5.2% of the Fund’s net assets on June 30, 2008. The undersigned and his wife have personally invested $820,000 in your Fund in the past fiscal year bringing their holdings up to $5,348,053 as of June 30, 2008. The largest investment in your adviser’s retirement plan, which constituted 33.0% of its equities on June 30, 2008, was the DF Dent Premier Growth Fund.

3.	12b-1 fees charged to shareholders via multiple classes of shares are used to market funds –

Your Fund has only one class of shares for all shareholders. Since inception, it has never charged any such fees. No-load funds that charge 12b-1 fees are in effect “back-end loaded” with marketing fees at shareholder expense. I would also encourage you to request that independent directors of any other funds which you own vote against any 12b-1 fees. These fees should be outlawed in my opinion since they are paid by shareholders to market funds to bring in additional assets and management fees to the advisers. We believe this is a blatant conflict of interest.

4.	Excessive trading resulting in high portfolio turnover is costly to shareholders –

The 21% portfolio turnover rate of your Fund previously reported is well below peer group averages, which often exceed 100%.

5.	Trustees and Directors of mutual funds are often employees of the management company that serves as a fund’s adviser, thus creating a conflict of interest between shareholders and the adviser –

The trustees of your Fund, which is one of the Forum Funds, are completely independent of your Fund’s adviser, D.F. Dent & Co. The adviser serves at their pleasure, and they vote upon the renewal of the adviser’s contract each year. It is an “arm’s-length” relationship.

6.	Lowenstein documents a long history of performance deterioration after successful managers of mutual funds either sell out to financial buyers or go public enriching their executives, quoting Paul Cabot (on page 15), a founder of State Street Corporation, writing that a “fiduciary does not have the right to sell his job to somebody else at a profit.”

Cabot goes right to the heart of the adviser/client relationship. Your Fund’s adviser, D.F. Dent & Co., has held for 32 years that it would remain 100% management owned and not entertain any affiliation with an outside owner. That is just as true today as it was at the firm’s beginning in 1976.

7.	Mutual funds today have become so highly “compartmentalized” by sector, style, market capitalization, region, etc., that the managers no longer manage the funds but merely stay invested within a narrowly defined area leaving much of the investment decision to the shareholders by default.

Your Fund has a multi-cap portfolio with broad latitude regarding the sectors and areas for investment. Thus, it is your adviser’s responsibility to decide how to manage the portfolio to the best of its ability. Accordingly, you

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2008

are not expected to figure out how much to invest in each of a long list of sectors or industries. We do this on a continuous basis within the parameters of the Prospectus.

Commentary

During the fiscal year ending June 30, 2008, this country experienced the greatest housing decline since the Great Depression; U.S. banks have written off a large portion of an estimated $300 billion plus in sub-prime debt with probably more to come; the price of crude oil has increased 97% to $140 per barrel and gasoline at the pump has followed; the price of natural gas has increased 97%; the dollar has fallen over 13% against both the Euro and the Yen; the price of gold increased by over 40%; a major Wall Street firm had to be rescued through Federal Reserve intervention; and the twin deficits (federal and trade) persisted at near record levels.

If your Fund’s adviser had “perfect knowledge” of these events one year ago, what do you think it might have done? Most mutual fund managers would probably have become at the least extremely defensive. My point is that given “perfect knowledge,” one could overreact and become overly defensive, avoiding even the companies that were strong performers. Your Fund’s performance was up for the first 11 months of this fiscal year before turning negative in June in a very weak equity market. I wrote one year ago in the June 30, 2007 Annual Report:

Our job is not even to attempt to analyze the above crosscurrents in managing your Fund. Such a fruitless endeavor would most likely have led to an overly defensive strategy in response to perceived problems.

Our job for the past six years in managing the DF Dent Premier Growth Fund has been to invest your money in equities of well-managed growth companies with the potential for delivering a high rate of earnings growth sustained over many years. We seek “best in class”1 managements possessing a passion for their businesses rather than large paychecks, dominance of niche markets, a highly profitable business model, and a corporate culture and work ethic which beget performance for shareholders.

Despite a –4.88% return for your Fund’s fiscal year and some investment mistakes committed along the way as discussed in the “Management Discussion of Fund Performance” which follows later in this report, we believe the core holdings in your Fund performed well from an operational standpoint in a declining stock market. While as previously mentioned we take no solace in a negative return, even though this was our second best year against the S&P 500 benchmark, the companies in your Fund may have potential to continue to expand at growth rates above the market. We believe, that your Fund’s growth company holdings strive to deliver attractive returns relative to the overall equity market.

[1]	The determination of “best in class” is solely the opinion of the Fund’s Adviser, and such opinion is subject to change.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2008

As always, we acknowledge the responsibility conveyed to us by entrusting your investment dollars to our supervision in the DF Dent Premier Growth Fund and will continue to work diligently on your behalf.

Respectfully submitted,

Daniel F. Dent

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The NASDAQ Composite index is an unmanaged index representing the market cap weighted performance of approximately 5,000 domestic common stocks traded on the NASDAQ exchange. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. One cannot invest directly in an index.

The Fund invests in small and medium size companies. Investments in these companies, especially smaller companies, carry greater risk than is customarily associated with larger companies for various reasons such as increased volatility of earnings and prospects, narrower markets, limited financial resources and less liquid stock.

Before investing, you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus, a copy of which may be obtained by calling 866-233-3368. Please read the prospectus carefully before you invest.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

JUNE 30, 2008

For the fiscal year ended June 30, 2008, The DF Dent Premier Growth Fund (“Fund”) experienced a total return of –4.88%. Performance versus the S&P 500 Index for various periods ending June 30, 2008 was as follows:

Period Ending 6/30/08	DF Dent Premier Growth Fund	S&P 500 Index	Outperformance
Six Months	–9.75%	–11.91%	+ 2.16%
1 Year	–4.88%	–13.12%	+ 8.24%
5 Years	12.79%	7.58%	+ 5.21%
5 Years (cumulative)	82.53%	44.12%	+38.41%
Since Inception (7/16/01)	7.65%	2.73%	+ 4.92%
Since Inception (cumulative)	67.02%	20.58%	+46.44%

Your Fund achieved a –4.88% total return for the fiscal year ended 6/30/2008 assuming reinvestment of the December 12, 2007 capital gain distribution. This compares to a –13.12% return for the S&P 500 Index (the Index), the benchmark we use for comparison purposes, resulting in the Fund’s +8.24% outperformance versus the Index.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call 866-2DF-DENT. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.25% through the fiscal year end. However, the Fund’s adviser agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expense ratio (net) did not exceed 1.15%, through this same time period.

Morningstar Overall Rating™ as of 06/30/08* ««««

The Fund has earned a Morningstar Overall Rating™ of four stars derived from a weighted average of the overall risk-adjusted performance figure associated with its 3-year and 5-year Morningstar Rating metrics. The Fund was rated against 813 Mid-Cap Growth funds for the period ended June 30, 2008. Additionally, the Fund received a Morningstar Rating* of three stars for the 3 year period and four stars for the 5 year period. Past performance is no guarantee of future results. (*=Morningstar disclosures)

The most significant market factors affecting your Fund and the overall stock market were surging energy prices, sub-prime credit deterioration resulting in capital impairment of many large commercial and investment banks, a slumping housing market, eroding consumer confidence, and shrinking disposable personal income as a result of the aforementioned energy prices and increasing food prices. The list could be longer, but we’ll cut it off there.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

JUNE 30, 2008

Your Fund did outperform an inhospitable market in the form of an 8.24% smaller decline than the S&P 500 benchmark over the twelve-month period due to its strong positions in energy sources, energy services, and infrastructure companies, which made positive contributions to performance. Also, your Fund’s positions in banking and insurance, which performed poorly, were considerably underweighted versus the market benchmark, and thus in a relative sense were “less negative.”

Major strategies employed during the past year in managing your Fund were to:

1.	Maintain strong positions in the Energy Sectors. Asset allocation to Energy Sources (8.5%) and Energy Services (5.0%) were both increased by additional purchases and strong performance during the year.

2.	Increase portfolio exposure to the Industrial and Infrastructure sectors. Companies addressing specialty industrial markets such as Actuant Corp., K-Tron International, Inc., and Roper Industries, Inc. were purchased during the year for their potentially strong positions in niche markets. Also, the decaying infrastructure in the U.S. represents an ongoing need for the services of engineering and construction companies such as Jacobs Engineering Group, Inc. and Chicago Bridge and Iron Co. NV.

3.	Increase portfolio allocation to Technology. Positions in Wireless Communications, Computer Systems and Services, Technology, and IT Services as a group were increased from 7.3% of your Fund a year ago to 13.2%.

4.	Emphasize investments in economic development in emerging economies. Emerging and developing markets appear to be growing rapidly, taking larger pieces of the global economic pie. Companies such as Qualcomm, Inc. and Expeditors International of Washington, Inc., which are increasingly focused on these markets, were increased in the portfolio.

5.	Decrease exposure to troubled sectors. Portfolio allocation to Automotive, Banking, Insurance, and Merchandising was reduced significantly. Within automotive, Keystone was eliminated by accepting a tender offer from LKQ Corp., and O’Reilly Automotive was sold. Your Fund benefited from being significantly underweighted in banks, an overall terrible industry for investors in the past year. Our one bank stock, East West Bancorp, Inc., was the portfolio’s worst performer and declined from 2.0% to 0.7% of the portfolio over the fiscal year. Merchandising was reduced by eliminating two companies, Tractor Supply Co. and Lowe’s Companies, the building materials retailer. Your Fund had minimal direct exposure to the housing and mortgage sectors, which were particularly troublesome sectors for investors this past year.

Like “troubled waters” during weather changes, turbulence in the equity markets this past year resulted from the conflicting cross-currents of trends which confused investors. Did the price of oil increase that much or was it weakness in the dollar? Did the housing bubble burst from inflated home prices or from reckless sub-prime lending practices? One could argue either way.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

JUNE 30, 2008

Within these cross-currents, two key trends affecting your Fund for the fiscal year were stronger growth outside the U.S. and improving competitiveness of U.S. companies. The dollar’s weakness and faster growth overseas contributed to stronger revenue growth from companies’ overseas operations. We have sought to increase positions in those companies which tend to derive a significant portion of their sales outside the U.S. We have calculated that as of June 30, 2008, approximately one-third of the revenues of companies in the portfolio are derived from sales outside the U.S. Second, we see an improving industrial competitiveness in the U.S. Again, the dollar weakness has contributed to the improvement from a pricing standpoint. In addition, developed manufacturing know-how and advanced lean manufacturing skills have evolved in the U.S. in response to competition with foreign companies that enjoy a distinct labor cost advantage. Increased energy and transportation costs are now offsetting some of these foreign labor cost advantages which ironically forced the U.S. to become more competitive. Industrial companies such as Actuant, K-Tron, and Roper have experienced strong operating results due to their improving industrial competitive positions.

Those securities which contributed the most and declined the most during the past fiscal year were:

5 Best Contributors (Unaudited)
Investments	Realized and Unrealized Appreciation and Income in Fiscal Year 2008	Per Share As of 6/30/08
Ultra Petroleum Corp.	$5,056,045.90	33.7	¢
St. Mary Land & Exploration Co.	3,322,712.19	22.1	¢
Jacobs Engineering Group, Inc.	2,462,832.20	16.4	¢
Apache Corp.	2,351,401.18	15.7	¢
Chicago Bridge & Iron Co.	541,227.82	3.6	¢

	$13,734,219.29	91.5	¢

5 Poorest Contributors (Unaudited)
Investments	Realized and Unrealized Loss and Income in Fiscal Year 2008	Per Share As of 6/30/08
East West Bancorp, Inc.	($5,826,770.65)	(38.8	¢)
Carmax, Inc.	(3,701,671.06)	(24.7	¢)
American International Group, Inc.	(3,328,487.20)	(22.2	¢)
NII Holdings, Inc.	(3,041,671.74)	(20.3	¢)
Garmin Ltd.	(2,324,660.55)	(15.5	¢)

	($18,223,261.20)	(121.5	¢)

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

JUNE 30, 2008

DF DENT PREMIER GROWTH FUND

FIVE LARGEST EQUITY HOLDINGS (UNAUDITED)

JUNE 30, 2008

QUANTITY	SECURITY	TOTAL COST	MARKET VALUE	PERCENT OF NET ASSETS OF THE FUND

117,000	Ultra Petroleum Corp.	$6,183,980.66	$11,489,400.00	4.72%
118,000	Jacobs Engineering Group, Inc.	5,851,594.18	9,522,600.00	3.92%
215,000	Fastenal Co.	8,388,507.50	9,279,400.00	3.82%
162,000	T. Rowe Price Group, Inc.	6,881,591.15	9,148,140.00	3.76%
187,000	IDEXX Laboratories, Inc.	8,128,344.14	9,114,380.00	3.75%

Lastly, your Fund grew during the fiscal year as follows:

June 30, 2007 Net Assets	$142,896,386
Sales and Reinvestment of distributions less Redemptions of capital shares for the year ended June 30, 2008	118,832,119
Distributions to shareholders from net realized gain	(3,478,232)
Dividend and Interest income for the year ended June 30, 2008	2,060,165
Total Expenses of the Fund	(2,912,250)
Fees Waived by D. F. Dent & Company	95,665
Fees Waived by Citigroup Fund Services	616
Net Realized and Unrealized Gain for the Year ended June 30, 2008	(14,311,948)

June 30, 2008 Net Assets	$243,182,521

The Fund invests in small and medium size companies. Investments in these companies, especially smaller companies, carry greater risk than is customarily associated with larger companies for various reasons such as increased volatility of earnings and prospects, narrower markets, limited financial resources and less liquid stock.

The views in this report were those of the Fund manager as of June 30, 2008 and may not reflect his views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

Before investing, you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus, a copy of which may be obtained by calling 866-233-3368. Please read the prospectus carefully before you invest.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

JUNE 30, 2008

*  For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. For the period ending June 30, 2008 the DF Dent Premier Growth Fund was rated against the following numbers of U.S.-domiciled Mid-Cap Growth funds over the following time periods: 813 funds in the last three years and 684 funds in the last five years. With respect to these Mid-Cap Growth funds, the Fund received a Morningstar Rating of three stars for the three-year period and four stars for the five-year period. Past performance is no guarantee of future results.

©  2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

PERFORMANCE CHART AND ANALYSIS

JUNE 30, 2008

The graph and table reflect the change in value of a hypothetical $100,000 investment in the DF Dent Premier Growth Fund, including reinvestment of dividends and distributions, compared with a broad-based securities market index, since inception. The S&P 500 Index (the “Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment.

Past performance is not predictive of, nor a guarantee of future results. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.25%. However, the Fund’s Adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that the total operating expense ratio (net) does not exceed 1.15%, through June 30, 2008. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most recent month end performance, please call 866-233-3368.

Total Return as of 06/30/08	Six Months	One Year	Five Year	Since Inception 07/16/01
DF Dent Premier Growth Fund	(9.75)%	(4.88)%	12.79%	7.65%
S&P 500 Index	(11.91)%	(13.12)%	7.58%	2.73%
Investment Value on 06/30/08
DF Dent Premier Growth Fund	$167,017
S&P 500 Index	$120,578

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2008

Shares	Security Description	Value
Common Stock - 100.1%
Banking - 0.6%
225,000	East West Bancorp, Inc.	$1,588,500

Business Services - 6.0%
76,000	Fiserv, Inc.(a)	3,448,120
210,000	Heartland Payment Systems, Inc.	4,956,000
231,000	Iron Mountain, Inc.(a)	6,133,050

		14,537,170

Computer Systems and Services - 3.6%
128,400	Ansys, Inc.(a)	6,050,208
81,600	Autodesk, Inc.(a)	2,758,896

		8,809,104

Distribution - 4.2%
215,000	Fastenal Co.	9,279,400
50,000	Houston Wire & Cable Co.	995,000

		10,274,400

Energy Services - 5.0%
26,000	Core Laboratories NV(a)	3,701,100
60,000	Schlumberger, Ltd.	6,445,800
25,000	Smith International, Inc.	2,078,500

		12,225,400

Energy Sources - 8.5%
39,000	Apache Corp.	5,421,000
59,000	St. Mary Land & Exploration Co.	3,813,760
117,000	Ultra Petroleum Corp.(a)	11,489,400

		20,724,160

Entertainment - 0.9%
60,000	Clear Channel Communications, Inc.	2,112,000

Financial Services - 3.7%
162,000	T. Rowe Price Group, Inc.	9,148,140

Health Care Products - 1.1%
255,000	Align Technology, Inc.(a)	2,674,950

Health Care Services - 5.1%
63,000	Healthways, Inc.(a)	1,864,800
80,000	Laboratory Corp. of America Holdings(a)	5,570,400
153,724	PSS World Medical, Inc.(a)	2,505,701
67,500	Resmed, Inc.(a)	2,412,450

		12,353,351

Industrial Supplies - 10.5%
225,000	Actuant Corp., Class A	7,053,750
203,000	General Electric Co.	5,418,070
37,300	K-Tron International, Inc.(a)	4,834,080
125,000	Roper Industries, Inc.	8,235,000

		25,540,900

Shares	Security Description	Value
Infrastructure - 7.2%
200,000	Chicago Bridge & Iron Co. NV	$7,964,000
118,000	Jacobs Engineering Group, Inc.(a)	9,522,600

		17,486,600

Insurance - 2.2%
75,275	American International Group, Inc.	1,991,777
35,400	Brown & Brown, Inc.	615,606
7,200	Markel Corp.(a)	2,642,400

		5,249,783

IT Services - 1.5%
165,000	SRA International, Inc., Class A(a)	3,705,900

Life Sciences - 4.7%
68,000	Genentech, Inc.(a)	5,161,200
80,000	Techne Corp.(a)	6,191,200

		11,352,400

Logistics - 5.0%
204,000	Expeditors International Washington, Inc.	8,772,000
165,000	UTi Worldwide, Inc.	3,291,750

		12,063,750

Medical Products - 5.1%
47,000	Alcon, Inc.	7,651,130
76,000	Stryker Corp.	4,778,880

		12,430,010

Merchandising - 5.6%
370,000	Carmax, Inc.(a)	5,250,300
163,500	Walgreen Co.	5,315,385
125,000	Whole Foods Market, Inc.	2,961,250

		13,526,935

Metal Mining - 1.1%
5,500	Rio Tinto, PLC	2,722,500

Positioning Solutions - 4.6%
68,000	Garmin Ltd.	2,913,120
230,000	Trimble Navigation, Ltd.(a)	8,211,000

		11,124,120

Technology - 2.8%
105,000	Cisco Systems, Inc.(a)	2,442,300
200,000	Intel Corp.	4,296,000

		6,738,300

Veterinary Care - 5.8%
187,000	Idexx Laboratories, Inc.(a)	9,114,380
180,000	VCA Antech, Inc.(a)	5,000,400

		14,114,780

See Notes to Financial Statements.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2008

Shares	Security Description	Value
Wireless Communications - 5.3%
112,000	NII Holdings, Inc.(a)	$5,318,880
172,000	QUALCOMM, Inc.	7,631,640

		12,950,520

Total Common Stock (Cost $236,700,308)		243,453,673

Total Investments - 100.1%
	(Cost $236,700,308)*	$243,453,673
Other Assets and Liabilities, Net - (0.1)%		(271,152)

Total Net Assets - 100.0%		$243,182,521

(a)	Non-income producing security.

*	Cost for Federal income tax purposes is $236,700,308 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$38,876,751
Gross Unrealized Depreciation	(32,123,386)

Net Unrealized Appreciation (Depreciation)	$6,753,365

PORTFOLIO HOLDINGS
% of Net Assets
Banking	0.6%
Business Services	6.0%
Computer Systems and Services	3.6%
Distribution	4.2%
Energy Services	5.0%
Energy Sources	8.5%
Entertainment	0.9%
Financial Services	3.7%
Health Care Products	1.1%
Health Care Services	5.1%
Industrial Supplies	10.5%
Infrastructure	7.2%
Insurance	2.2%
IT Services	1.5%
Life Sciences	4.7%
Logistics	5.0%
Medical Products	5.1%
Merchandising	5.6%
Metal Mining	1.1%
Positioning Solutions	4.6%
Technology	2.8%
Veterinary Care	5.8%
Wireless Communications	5.3%
Net Other Assets and Liabilities	(0.1)%

100.0%

See Notes to Financial Statements.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2008

ASSETS
Total investments, at value (Cost $236,700,308)	$243,453,673
Cash	306,262
Receivables:
Fund shares sold	35,097
Dividends and interest	79,540
Prepaid expenses	10,302

Total Assets	243,884,874

LIABILITIES
Payables:
Fund shares redeemed	600
Accrued Liabilities:
Investment adviser fees	620,539
Compliance services fees	4,322
Other expenses	76,892

Total Liabilities	702,353

NET ASSETS	$243,182,521

COMPONENTS OF NET ASSETS
Paid-in capital	$233,327,143
Accumulated net realized gain (loss) on investments	3,102,013
Unrealized appreciation (depreciation) on investments	6,753,365

NET ASSETS	$243,182,521

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Based on net assets of $243,182,521 and 15,007,807 shares outstanding (unlimited shares authorized)	$16.20

See Notes to Financial Statements.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

STATEMENT OF OPERATIONS

YEAR ENDED JUNE 30, 2008

INVESTMENT INCOME
Dividend income (net of foreign withholding taxes of $46,152)	$1,698,627
Interest income	361,538

Total Investment Income	2,060,165

EXPENSES
Investment adviser fees	2,448,664
Administrator fees	251,525
Transfer agency fees	28,911
Custodian fees	35,016
Professional fees	44,058
Trustees’ fees and expenses	8,443
Compliance services fees	47,410
Registration fees	21,431
Miscellaneous expenses	26,792

Total Expenses	2,912,250
Fees waived	(96,281)

Net Expenses	2,815,969

NET INVESTMENT INCOME (LOSS)	(755,804)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	4,645,739
Net change in unrealized appreciation (depreciation) on investments	(18,957,687)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(14,311,948)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(15,067,752)

See Notes to Financial Statements.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended June 30, 2008	Year Ended June 30, 2007
OPERATIONS
Net investment income (loss)	$(755,804)	$(238,486)
Net realized gain (loss) on investments	4,645,739	3,072,114
Net change in unrealized appreciation (depreciation) on investments	(18,957,687)	12,393,332

Increase (Decrease) in Net Assets from Operations	(15,067,752)	15,226,960

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investments	(3,478,232)	(1,094,228)

CAPITAL SHARE TRANSACTIONS
Sale of shares	159,572,454	54,278,715
Reinvestment of distributions	2,387,209	1,059,800
Redemption of shares	(43,127,544)	(4,568,925)

Increase (Decrease) from Capital Transactions	118,832,119	50,769,590

Increase (Decrease) in Net Assets	100,286,135	64,902,322

NET ASSETS
Beginning of Year	142,896,386	77,994,064

End of Year (a)	$243,182,521	$142,896,386

SHARE TRANSACTIONS
Sale of shares	9,126,977	3,334,380
Reinvestment of distributions	130,806	67,675
Redemption of shares	(2,535,650)	(278,172)

Increase (Decrease) in Shares	6,722,133	3,123,883

(a) Amount includes accumulated undistributed (distributions in excess of) net investment income	$—	$(27,609)

See Notes to Financial Statements.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding of the Fund throughout each period.

	Year Ended June 30, 2008		Year Ended June 30, 2007		Year Ended June 30, 2006		Year Ended June 30, 2005		Year Ended June 30, 2004
NET ASSET VALUE, Beginning of Year	$17.25		$15.11		$13.14		$11.90		$9.15

OPERATIONS
Net investment income (loss)	(0.05	)(a)	(0.04	)(a)	(0.03	)(a)	(0.05	)(a)	(0.04)
Net realized and unrealized gain (loss)	(0.76)		2.35		2.10		1.29		2.79

Total from Investment Operations	(0.81)		2.31		2.07		1.24		2.75

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.24)		(0.17)		(0.10)		-		-

NET ASSET VALUE, End of Year	$16.20		$17.25		$15.11		$13.14		$11.90

TOTAL RETURN	(4.88)%		15.42%		15.77%		10.42%		30.06%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at End of Period (000's omitted)	$243,183		$142,896		$77,994		$41,475		$20,383
Ratios to average net assets:
Net expenses	1.15%		1.20%		1.25%		1.25%		1.25%
Gross expenses (b)	1.19%		1.36%		1.51%		1.71%		2.09%
Net investment income (loss)	(0.31)%		(0.23)%		(0.18)%		(0.40)%		(0.58)%

PORTFOLIO TURNOVER RATE	21%		17%		25%		7%		20%

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

Note 1.  Organization

The DF Dent Premier Growth Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. As of June 30, 2008, the Trust had twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on July 16, 2001. The Fund seeks long-term capital appreciation by investing primarily in the equity securities of medium and large size domestic companies.

Note 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value. Short-term instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

Securities Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FAS 109 (“FIN 48”) on July 1, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management concluded that as of June 30, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the three-year period ended June 30, 2008 remain subject to examination by the Internal Revenue Service.

Income & Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolio in an equitable manner.

New Accounting Pronouncements – In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statements.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

Note 3.  Advisory Fees and Other Transactions

Investment Adviser – D.F. Dent and Company, Inc. (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates.

Other Related Parties – As of June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic provides those services to the Fund. Pursuant to an Atlantic services agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Compliance Officer to the Fund, as well as certain additional compliance support functions.

For the period July 1, 2007 through June 1, 2008, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provided a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS had no role in determining the investment policies or which securities were to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS were also officers of the Trust. The Principal Executive Officer was an affiliate of the Distributor due to his ownership in the Distributor.

Note 4.  Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive and reimburse a portion of their fees to limit the Fund’s net expenses to 1.15% of the Fund’s average daily net assets. Effective July 1, 2008, the Adviser has contractually agreed to waive its fee and reimburse Fund expenses through October 31, 2009 to the extent that the total annual fund operating expenses exceed 1.10%. Other Fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the year ended June 30, 2008, fees waived were as follows:

Investment Adviser	Other Waivers	Total Fees Waived
$95,665	$616	$96,281

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

Note 5. Security Transactions

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments for the year ended June 30, 2008, were $179,515,118 and $48,917,091, respectively.

Note 6. Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	2008	2007
Ordinary Income	$22,481	$—
Long-term Capital Gain	$3,455,751	$1,094,228

As of June 30, 2008, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Long-Term Gain	$3,102,013
Unrealized Appreciation (Depreciation)	6,753,365

Total	$9,855,378

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended June 30, 2008. The following reclassification was the result of net operating losses and adjustments from prior year and has no impact on the net assets of the Fund.

Accumulated Net Investment Income (Loss)	$783,413
Undistributed Net Realized Gain (Loss)	(783,413)

DF DENT PREMIER GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and Shareholders of DF Dent Premier Growth Fund:

We have audited the accompanying statement of assets and liabilities of DF Dent Premier Growth Fund (the “Fund”), a series of Forum Funds (the “Trust”), including the schedule of investments, as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DF Dent Premier Growth Fund as of June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

August 25, 2008

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)

JUNE 30, 2008

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (866) 2DF-DENT and on the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30, is available, without charge and upon request, by calling (866) 2DF-DENT and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2008.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)

JUNE 30, 2008

	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period*
Actual Return	$1,000.00	$902.50	$5.44
Hypothetical Return	$1,000.00	$1,019.14	$5.77

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366 to reflect the half-year period.

Federal Tax Status of Dividends Declared During the Tax Year

Capital Gain Dividends – The Fund paid long-term capital gain dividends of $3,455,751 for the tax year ended June 30, 2008.

Income Dividends – For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 100.00% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund designates 15.19% as qualified short-term capital gain (QSD).

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)

JUNE 30, 2008

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The Trustees listed below also serve in the capacities noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee of the Trust due to his affiliation with Atlantic. Mr. Keffer is also an Interested Trustee/Director of Wintergreen Fund, Inc. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine, 04101, unless otherwise indicated. Each Trustee oversees twenty-seven portfolios in the Trust. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 866-2DF-DENT.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002 - 2003; Partner, Thelen Reid & Priest LLP (law firm) 1995 - 2002.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992 - 2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer[1] Born: 1942	Trustee; Chairman, Contracts Committee	Since 1989	Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (Citigroup) 2003 - 2005; President, Forum Financial Group, LLC (“Forum”) (a fund services company acquired by Citibank, N.A.) 1986 - 2003.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)

JUNE 30, 2008

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since June 2008	President, Atlantic Fund Administration, LLC since 2008; Director, Consulting Services, Foreside Fund Services, January 2007-September 2007; Elder Care June 2005-December 2006; Director, Fund Accounting, Citigroup December 2003-May 2005; Director/Senior Manager/Manager, Accounting, Forum Financial Group April 1992-November 2003; Auditor, Ernst & Young May 1988-March 1992.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003-July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 1994-December 2003.
Gale Bertrand Born: 1964	Vice President	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Department Manager/Senior Vice President, Enterprise Support Services, Citigroup December 2003-July 2008; Director, Support, Senior Manager Fund Accounting, Forum Financial Group, March 1990-December 2003.
Lina Bhatnagar Born: 1971	Secretary	Since June 2008	Senior Administration Specialist, Atlantic Fund Administration, LLC since May 2008; Regulatory Administration Specialist, Citigroup, June 2006-May 2008; Money Market/Short term Trader, Wellington Management, 1996-2002.

1	Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC, a state chartered, non-depository bank; and vice chairman and trustee of the Trust. Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

DF DENT PREMIER GROWTH FUND

PREMIER

GROWTH  FUND

NASDAQ TICKER SYMBOL

DFDPX

INVESTMENT ADVISER

D.F. Dent and Company, Inc.

Two East Read Street

Baltimore, MD 21202

www.dfdent.com

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

(866) 2DF-DENT

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foresides.com

221-ANR-0608

ANNUAL REPORT

Golden Large Cap Core Fund

Golden Small Cap Core Fund

June 30, 2008

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2008

Dear Shareholder,

We are pleased to present the annual report for the Golden Large Cap Core Fund and the Golden Small Cap Core Fund (the “Funds”) for the period of July 1, 2007 through June 30, 2008.

General Market Overview

This past year encompassed a period of extreme volatility that began in the third quarter of 2007. From the middle of July to the middle of August, the equity markets dropped dramatically (down approximately 10%) as fear took hold of investors. As has been the case all year, the sub-prime mortgage market was at the center of the storm. The rising rate of delinquencies and foreclosures caused investors to question the valuation of mortgage-backed securities and all of their associated derivative investments, which brought the trading of these instruments to a standstill. As a result, several large hedge funds announced that they were halting redemptions from their funds because they could not properly value their holdings. This set off a bit of panic throughout the fixed income markets. Investors began “re-pricing risk,” that is, they began to demand higher expected returns for the risks they were assuming. The re-pricing of risk led to a credit and liquidity crunch which then affected the equity markets. The equity markets became a source of funds for investors with exposure to the “frozen” fixed income markets as they began to de-lever their portfolios to reduce their risk; to meet margin calls; and to meet client redemption requests. The selling was intense and fear gripped the markets until the Federal Reserve undertook a series of actions beginning with a discount rate cut which was followed up by a 50 basis point cut in the benchmark federal funds rate.

The fourth quarter of 2007 was a difficult time in the equity markets, and all of the major U.S. equity indices posted negative returns. The markets dropped significantly over the months of October and November as investors were regularly assaulted with news of sub-prime mortgage related write-offs and high commodity prices. There was a short-lived rally from the close of November to the mid-December Federal Open Market Committee (“Fed”) meeting on hopes that the Fed would lower its federal funds rate by 50 basis points but, when the Fed decided to lower the rate by only 25 basis points, using other operations to address the liquidity concerns in the money markets, the stock market sold off and wasn’t able to regain much positive momentum through the lightly-traded holiday season.

The first quarter of 2008 saw a dramatic drop in the equity markets, resulting in the worst start to a year since 2001, with nearly all indices falling roughly 10%. The financial crisis that began in the summer of 2007 with the deterioration of the sub-prime mortgage market began to spiral downward during the quarter. As the write-downs of mortgage- backed securities piled up, banks and brokers became increasingly reluctant to lend to other banks, brokers, and hedge funds for fear that there were “other shoes” to drop. This lack of liquidity led to the failure of structured investment vehicles; auction-rate securities markets; and most notably, the fifth largest investment bank, Bear Stearns. In response, the Fed took extraordinary actions including a 200 basis point reduction in the federal funds rate; the creation of two new liquidity facilities to improve the lending environment between financial institutions; opening the Discount Window, the apparatus for direct loans from the Fed to commercial banks, to primary dealers (e.g. investment banks); and engineering a buyout of Bear Stearns by JP Morgan Chase. These actions seemed to stabilize stock market somewhat, which ended the quarter above its lows.

1

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2008

The second quarter of 2008 was manic-depressive in nature. During April and May, the equity market showed signs of mania as stocks surged higher (approximately 10%). Investors embraced risk taking with an attitude that seemed to indicate a belief that the extraordinary liquidity and rate-cutting measures undertaken by the Fed would provide the needed stimulus to the economy and act as a “backstop” for the financial system. However, during June, a much more somber tone prevailed as investors were confronted with a steady stream of bad news that included record high oil prices; a surge in the unemployment rate to 5.5%; weak indicators of economic activity in the manufacturing and service sectors; continued declines in home prices; and the worst consumer confidence numbers on record. In June, the Dow Jones Industrial Average recorded its worst monthly return since 1930. As a result of the dramatic market sell-off, the stock market ended the quarter near the lows for the year. During the quarter, the Fed lowered the federal funds rate to 2.00% on April 30th and then held rates steady at its June 25th meeting, while taking a more hawkish tone on inflation in the policy statement. Oil ended the quarter at an all-time high above $140.

Golden Large Cap Core Fund

The Fund seeks to achieve long-term capital appreciation by investing in large capitalization domestic equities. The goal of the Fund is to construct an actively managed value-biased portfolio of large-cap companies that we believe exhibit the likelihood of meeting or exceeding earnings expectations.

For the one-year period ending June 30, 2008, the Fund delivered a total return of -10.90%. The Fund’s return exceeded the -13.12% total return of the S&P 500 Index (the Fund’s benchmark index) for the same period. Since inception (9/13/2005), the Fund’s annualized return was 3.41% compared to the S&P 500 Index’s return of 3.37%. (Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quote. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 206-8610. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.71%. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that the total operating expense ratio (net) does not exceed 0.70%, through October 31, 2008.)

The Fund reflected the themes of the overall economic environment over the past year. Investments within the Energy and Materials sectors delivered positive returns. Commodities such as crude oil, gold, and steel surprised investors in how high and persistently they could rise. Stocks associated with those industries rose. On the flip side, real estate and loans tied to construction activity surprised investors in how bad that market could become. Stocks associated with those industries suffered badly. The Fund provided good downside protection to investors by declining less than the overall market.

Compared to the S&P 500 Index, the Fund’s best sources of relative advantage came from the Financials and Consumer Discretionary sectors. Within Financials, we were significantly underweight in the banking and diversified financial industries. These industries were most negatively impacted by the collapse of the subprime lending business. Conversely, we were overweight in insurance stocks within the portfolio, and these investments performed much better than the overall Financial sector. Stock selection within Consumer Discretionary benefitted from the limited exposure to the home building industry. Also contributing to the Fund’s relative outperformance in this sector was the Fund’s exposure to McDonald’s Corp. (MCD)

2

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2008

and Nike Corp. (NKE), both of which saw strong international sales growth. The sources of underperformance relative to the benchmark primarily came from the Energy and Industrials sectors. Within Energy, the Fund was modestly underweight this strong performing group, and this cost us relative performance. In the Industrial sector, stock selection was weak as our selections for that sector trailed the S&P Industrials sector return. The Fund did not have any strong performers in the Industrials sector, and two of the Fund’s holdings in the sector (Cooper Industries, Ltd. (CBE) and Terex Corp. (TEX)) were the worst performers in this sector due primarily to concerns around the weak economy and slowing construction activity.

Golden Small Cap Core Fund

The Fund seeks to achieve maximum long-term total return by investing in small capitalization domestic equities. The goal of the Fund is to construct an actively managed value-biased portfolio of small-cap companies that we believe exhibit the likelihood of meeting or exceeding earnings expectations.

The Fund posted a loss of 17.66% for the twelve-month period ending June 30, 2008, lagging the total return of -14.67% for the S&P SmallCap 600 Index (the Fund’s primary benchmark index) and the -16.19% return for the Russell 2000 Index. Since inception (9/13/2005), the Fund’s annualized return was 4.13% compared to the S&P SmallCap 600 Index’s return of 2.45% and the 2.12% return for the Russell 2000 Index. (Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quote. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 206-8610. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.11%. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that the total operating expense ratio (net) does not exceed 1.10%, through October 31, 2008.)

Our research shows that companies that appear undervalued according to traditional valuation measures like price-to-cash flow, price-to-earnings, and others, have historically outperformed companies that appear overvalued according to the same measures. Our research indicates that, during the second half of 2007, investors ignored some of these traditional valuation measures and focused more on growth and momentum measures. Over this period, the Fund, which incorporates traditional valuation concepts as an integral part of its investment process, struggled to keep up with its benchmark. This was a problem shared by a number of value-oriented strategies. We saw a rebound in the predictive ability of traditional valuation measures during the first half of 2008, which resulted in better relative performance for the Fund, but the relative underperformance of the Fund in the prior six-month period was too much to overcome on a Fund-fiscal year basis.

The results of our stock selection for the Fund during the period were mixed, and we added value in only five out of ten economic sectors. The most rewarded sectors included Industrials, Telecommunications, and Materials. The industrial globalization theme that played out during the year helped lift company stocks with exposure to the steel industry, like Schnitzer Steel Industries, Inc. (SCHN) and GrafTech International, Ltd. (GTI), both of which posted strong gains during the period based on strong demand and rising steel prices. Other Industrials sector holdings that performed well during the period included Woodward Governor Co. (WGOV), Wabtec Corp. (WAB), and Gardner Denver, Inc. (GDI).

3

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2008

Two areas of substantial weakness due to stock selection were the Energy and Technology sectors. Technology stocks suffered the worst performance at the height of the subprime sell-off due, in part, to the forced liquidations that led many hedge fund managers to sell more liquid names when the markets for various credit instruments in their portfolios “seized up” (i.e., became suddenly and highly illiquid). The stocks that were hit the hardest were those that were generating high levels of free cash flow, which is usually a driver for superior returns. Some of the Fund’s weakest Technology holdings were Arris Group, Inc. (ARRS), Brooks Automation, Inc. (BRKS) and Zoran Corp. (ZRAN), each of which was sold during the year. Some of the Fund’s weakest Energy holdings were USEC, Inc. (USU), Global Industries, Ltd. (GLBL) and Parker Drilling Co. (PKD).

In general, our sector weighting decisions had a positive impact on Fund performance. In particular, the Fund was underweighted in its exposure to the Financials and Consumer Discretionary sectors, which were two of the weakest performing sectors in the period.

Looking Forward

As the third quarter of 2008 begins, there is a high level of investor pessimism. There is no shortage of data to support the bear case. It appears that the housing market, which started the financial crisis, will continue to experience declining prices, high delinquency rates, and high foreclosure rates. This will result in further write-downs and losses at banks, thrifts, mortgage companies, and investment banks. With the financial service sector capital-constrained, the credit crunch will drag on further. Additionally, consumers are retrenching as they feel a negative wealth effect from the deflation of their largest asset (their home) and inflation in the cost of the things they need for daily life (food and energy). With the stock market down approximately 20% from the highs in 2007, the critical question is “Has all of the bad news been fully discounted?” Unfortunately, it appears to us that the consensus earnings expectations for the next few quarters may be overly-optimistic. However, the current levels of interest rates in the U. S., across the entire yield curve, remain below the rate of inflation. These negative real interest rates will be a powerful force in re-inflating the U.S. economy and asset prices. While it is virtually impossible to time the turning points in the stock market, we are confident that a disciplined approach to stock-picking which focuses on companies that exhibit qualities such as: a strong balance sheet; an inexpensive valuation relative to the peer group; positive earnings momentum; good earnings quality; and positive trading momentum; will generally provide protection on the downside and offer upside potential when the markets rise. We will continue to diligently seek out and invest in these types of companies.

We value and appreciate our relationship with the Funds and thank you for your support.

Sincerely,

Greg W. Golden, CFA	Jeff C. Moser, CFA

4

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2008

The views expressed in this report are those of the Funds’ managers as of June 30, 2008 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investments in the Fund and do not constitute investment advice.

Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies.

You should consider the investment objectives, risk, charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds and may be obtained by calling (800) 206-8610. Please read it carefully before you invest.

5

PERFORMANCE CHART AND ANALYSIS

JUNE 30, 2008

The graph and table reflect the change in value of a hypothetical $10,000 investment in Golden Large Cap Core Fund and Golden Small Cap Core Fund, including reinvestment of dividends and distributions, compared with broad-based securities market indices, since inception. The S&P 500 Index is a market value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The S&P SmallCap 600 Index is a market capitalization-weighted index of the stocks in the Standard & Poor’s SmallCap 600 Index having the highest price-to-book ratios, which represents approximately half of the S&P 600 on a market capitalization basis. The Russell 2000® Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market. The total return of each Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. Each Fund is professionally managed while the indices are unmanaged and are not available for investment.

Past performance is not predictive of, or a guarantee of future results. Results of an investment made today may differ substantially from each Fund’s historical performance. Investment return and principal value of an investment in each Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Funds’ prospectus states that the gross expense ratios are 0.71%, 0.96% and 1.11%, 1.36% for Institutional and Investor Shares of Golden Large Cap Core Fund and Golden Small Cap Core Fund, respectively; the Adviser has contractually agreed to waive fees and/or reimburse expenses through October 31, 2008 such that expenses will not exceed 0.70%, 0.95% and 1.10%, 1.35% for Institutional and Investor Shares of Golden Large Cap Core Fund and Golden Small Cap Core Fund, respectively. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance and a prospectus are available by calling (800) 206-8610. You should consider a Fund’s investment objectives, risks, charges and expenses before investing. This and other information is available in a prospectus. Please read the prospectus carefully before investing.

GOLDEN LARGE CAP CORE FUND vs. S&P 500 INDEX

Average Annual Total Return on 06/30/08	1 Year	Since Inception (09/13/05)
Golden Large Cap Core Fund:	(10.90)%	3.41%
S&P 500 Index:	(13.12)%	3.37%

Investment Value on 06/30/08
Golden Large Cap Core Fund:		$10,981
S&P 500 Index:		$10,970

GOLDEN SMALL CAP CORE FUND vs. S&P SMALLCAP 600 INDEX AND RUSSELL 2000 INDEX

Average Annual Total Return on 06/30/08	1 Year	Since Inception (09/13/05)
Golden Small Cap Core Fund:	(17.66)%	4.13%
S&P SmallCap 600 Index:	(14.67)%	2.45%
Russell 2000 Index:	(16.19)%	2.12%
Investment Value on 06/30/08
Golden Small Cap Core Fund:		$11,198
S&P SmallCap 600 Index:		$10,699
Russell 2000 Index:		$10,603

6

GOLDEN LARGE CAP CORE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2008

Shares	Security Description	Value

Common Stock — 98.4%
Consumer Discretionary — 6.5%
55,920	McDonald’s Corp.	$3,143,822
44,660	Nike, Inc., Class B	2,662,183
82,210	Ross Stores, Inc.	2,920,099

		8,726,104

Consumer Staples — 5.9%
45,595	General Mills, Inc.	2,770,808
51,950	Kellogg Co.	2,494,639
42,055	Procter & Gamble Co.	2,557,365

		7,822,812

Energy — 14.1%
31,610	Chevron Corp.	3,133,499
37,995	ConocoPhillips	3,586,348
35,520	Exxon Mobil Corp.	3,130,378
41,735	Noble Corp.	2,711,106
29,595	Noble Energy, Inc.	2,976,073
37,105	Occidental Petroleum Corp.	3,334,255

		18,871,659

Financials — 13.9%
45,300	ACE, Ltd.	2,495,577
70,140	AON Corp.	3,222,232
59,575	Bank of America Corp.	1,422,055
62,245	Bank of New York Mellon Corp.	2,354,728
54,135	Chubb Corp.	2,653,156
14,130	Goldman Sachs Group, Inc.	2,471,337
52,035	JPMorgan Chase & Co.	1,785,321
41,705	MetLife, Inc.	2,200,773

		18,605,179

Health Care — 11.9%
58,310	Aetna, Inc.	2,363,304
53,700	Baxter International, Inc.	3,433,578
34,955	Becton Dickinson & Co.	2,841,842
113,215	Bristol-Myers Squibb Co.	2,324,304
40,830	Johnson & Johnson	2,627,002

Shares	Security Description	Value

Health Care, continued
63,230	Merck & Co., Inc.	$2,383,138

		15,973,168

Industrials — 14.2%
33,740	3M Co.	2,347,967
51,950	Cooper Industries, Ltd., Class A	2,052,025
33,305	Danaher Corp.	2,574,477
32,870	Eaton Corp.	2,792,964
27,850	Lockheed Martin Corp.	2,747,681
24,825	Precision Castparts Corp.	2,392,385
36,675	Terex Corp.(a)	1,883,995
37,120	United Technologies Corp.	2,290,304

		19,081,798

Materials — 6.2%
67,150	Celanese Corp., Class A	3,066,069
45,645	Owens-Illinois, Inc.(a)	1,902,940
34,620	Praxair, Inc.	3,262,589

		8,231,598

Technology — 20.3%
75,900	Agilent Technologies, Inc.(a)	2,697,486
84,625	Amdocs, Ltd.(a)	2,489,668
134,360	Applied Materials, Inc.	2,564,932
91,510	BMC Software, Inc.(a)	3,294,360
108,980	Corning, Inc.	2,511,989
65,975	Hewlett-Packard Co.	2,916,755
23,280	IBM Corp.	2,759,378
114,820	Intel Corp.	2,466,334
89,435	Microsoft Corp.	2,460,357
145,850	Oracle Corp.(a)	3,062,850

		27,224,109

Telecommunications — 3.5%
70,600	AT&T, Inc.	2,378,514
63,380	Verizon Communications, Inc.	2,243,652

		4,622,166

See Notes to Financial Statements.

7

GOLDEN LARGE CAP CORE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2008

Shares	Security Description	Value

Utilities — 1.9%
31,630	Constellation Energy Group, Inc.	$2,596,823

Total Common Stock (Cost $128,286,384)		131,755,416

Short-Term Investments — 1.4%
Money Market Fund — 1.4%
1,896,627	Fidelity Institutional Cash Money Market Fund, 2.60%	1,896,627

Total Short-Term Investments (Cost $1,896,627)		1,896,627

Total Investments — 99.8% (Cost $130,183,011)*		$133,652,043
Other Assets & Liabilities, Net — 0.2%		264,691

NET ASSETS — 100.0%		$133,916,734

(a)	Non-income producing security.

*	Cost for Federal income tax purposes is $130,860,274 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$11,667,430
Gross Unrealized Depreciation	(8,875,661)

Net Unrealized Appreciation (Depreciation)	$2,791,769

PORTFOLIO HOLDINGS % of Net Assets

Consumer Discretionary	6.5%
Consumer Staples	5.9%
Energy	14.1%
Financials	13.9%
Health Care	11.9%
Industrials	14.2%
Materials	6.2%
Technology	20.3%
Telecommunications	3.5%
Utilities	1.9%
Short-Term Investments and Other Assets and Liabilities, Net	1.6%

100.0%

See Notes to Financial Statements.

8

GOLDEN SMALL CAP CORE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2008

Shares	Security Description	Value
Common Stock — 99.4%
Consumer Discretionary — 8.8%
133,475	Aeropostale, Inc.(a)	$4,181,772
156,305	Skechers U.S.A., Inc.(a)	3,088,587
96,100	The Warnaco Group, Inc.(a)	4,235,127
113,030	Tupperware Brands Corp.	3,867,887
119,365	Wolverine World Wide, Inc.	3,183,465

		18,556,838

Commercial Staples — 4.6%
243,230	Darling International, Inc.(a)	4,018,160
116,630	Fresh Del Monte Produce, Inc.(a)	2,748,969
89,575	NBTY, Inc.(a)	2,871,775

		9,638,904

Energy — 11.5%
168,645	Global Industries, Ltd.(a)	3,023,805
47,020	Lufkin Industries, Inc.	3,915,826
121,325	Natural Gas Services Group(a)	3,697,986
82,080	Oil States International, Inc.(a)	5,207,155
346,240	Parker Drilling Co.(a)	3,465,862
72,595	Stone Energy Corp.(a)	4,784,736

		24,095,370

Financials — 11.7%
196,731	Amerisafe, Inc.(a)	3,135,892
212,550	CNA Surety Corp.(a)	2,686,632
118,355	Harleysville Group, Inc.	4,003,950
72,730	Investment Technology Group, Inc.(a)	2,433,546
183,100	Knight Capital Group, Inc.(a)	3,292,138
95,820	Philadelphia Consolidated Holding Co.(a)	3,255,005
64,480	ProAssurance Corp.(a)	3,102,133
139,340	Selective Insurance Group	2,614,018

		24,523,314

Health Care — 14.8%
57,120	Chemed Corp.	2,091,163
121,835	Conmed Corp.(a)	3,234,719

Shares	Security Description	Value
Health Care, continued
124,770	Kindred Healthcare, Inc.(a)	$3,588,385
136,090	KV Pharmaceutical Co., Class A(a)	2,630,620
121,775	Meridian Bioscience, Inc.	3,278,183
99,845	OSI Pharmaceuticals, Inc.(a)	4,125,595
49,025	Pediatrix Medical Group, Inc.(a)	2,413,501
143,065	Sciele Pharma, Inc.(a)	2,768,308
59,545	Techne Corp.(a)	4,608,187
46,720	Varian, Inc.(a)	2,385,523

		31,124,184

Industrials — 19.4%
71,187	Acuity Brands, Inc.	3,422,671
112,085	Columbus McKinnon Corp.(a)	2,699,007
81,015	Crane Co.	3,121,508
87,420	Gardner Denver, Inc.(a)	4,965,456
197,915	GrafTech International, Ltd.(a)	5,310,060
171,112	Knoll, Inc.	2,079,011
52,050	Lincoln Electric Holdings, Inc.	4,096,335
70,350	Ryder System, Inc.	4,845,708
99,405	Wabtec Corp.	4,833,071
146,390	Woodward Governor Co.	5,220,267

		40,593,094

Materials — 4.0%
71,935	OM Group, Inc.(a)	2,358,749
52,865	Schnitzer Steel Industries, Inc.	6,058,329

		8,417,078

Technology — 20.9%
173,780	ADC Telecommunications, Inc.(a)	2,566,731
286,270	Amkor Technology, Inc.(a)	2,980,071
124,185	Checkpoint Systems, Inc.(a)	2,592,983
73,865	CommScope, Inc.(a)	3,897,856
221,840	Emulex Corp.(a)	2,584,436
276,715	MPS Group, Inc.(a)	2,941,480
323,385	Netscout Systems, Inc.(a)	3,453,752
350,360	ON Semiconductor Corp.(a)	3,212,801
117,545	Plantronics, Inc.	2,623,604

See Notes to Financial Statements.

9

GOLDEN SMALL CAP CORE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2008

Shares	Security Description	Value
Technology, continued
130,140	Plexus Corp.(a)	$3,602,275
217,945	Semtech Corp.(a)	3,066,486
80,100	Silicon Laboratories, Inc.(a)	2,890,809
190,610	SYKES Enterprises, Inc.(a)	3,594,905
289,865	TTM Technologies, Inc.(a)	3,829,117

		43,837,306

Telecommunications — 3.7%
293,873	Premiere Global Services, Inc.(a)	4,284,668
209,135	Syniverse Holdings, Inc.(a)	3,387,987

		7,672,655

Total Common Stock (Cost $205,034,999)		208,458,743

Short-Term Investments — 0.7%
Money Market Fund — 0.7%
1,393,327	Fidelity Institutional Cash Money Market Fund, 2.60%	1,393,327

Total Short-Term Investments (Cost $1,393,327)		1,393,327

Total Investments — 100.1% (Cost $206,428,326)*		$209,852,070
Other Assets & Liabilities, Net — (0.1%)		(142,921)

NET ASSETS — 100.0%		$209,709,149

(a)	Non-income producing security.

*	Cost for Federal income tax purposes is $208,110,015 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$23,646,114
Gross Unrealized Depreciation	(21,904,059)

Net Unrealized Appreciation (Depreciation)	$1,742,055

PORTFOLIO HOLDINGS % of Net Assets

Consumer Discretionary	8.8%
Consumer Staples	4.6%
Energy	11.5%
Financials	11.7%
Health Care	14.8%
Industrials	19.4%
Materials	4.0%
Technology	20.9%
Telecommunications	3.7%
Short-Term Investments and Other Assets and Liabilities, Net	0.6%

100.0%

See Notes to Financial Statements.

10

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2008

	GOLDEN LARGE CAP CORE FUND	GOLDEN SMALL CAP CORE FUND
ASSETS
Investments:
Investments, at cost	$130,183,011	$206,428,326
Net unrealized appreciation (depreciation)	3,469,032	3,423,744

Total investments, at value	$133,652,043	$209,852,070
Cash	96,605	—
Receivables:
Fund shares sold	264,870	485,219
Dividends and interest	134,410	55,752
Other Assets	226	214

Total Assets	134,148,154	210,393,255

LIABILITIES
Payables:
Fund shares redeemed	153,082	488,576
Accrued Liabilities:
Investment adviser fees	78,338	195,530

Total Liabilities	231,420	684,106

NET ASSETS	$133,916,734	$209,709,149

COMPONENTS OF NET ASSETS
Paid-in capital	$136,460,144	$226,472,947
Accumulated undistributed (distributions in excess of) net investment income	795,157	—
Accumulated net realized gain (loss) on investments	(6,807,599)	(20,187,542)
Net unrealized appreciation (depreciation) on investments	3,469,032	3,423,744

NET ASSETS	$133,916,734	$209,709,149

SHARES OF BENEFICIAL INTEREST (unlimited shares authorized)	12,372,183	18,915,292

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE	$10.82	$11.09

See Notes to Financial Statements.

11

STATEMENTS OF OPERATIONS

YEAR ENDED JUNE 30, 2008

	GOLDEN LARGE CAP CORE FUND	GOLDEN SMALL CAP CORE FUND
INVESTMENT INCOME
Dividend income	$2,581,940	$1,479,204
Interest income	5,286	15,840

Total Investment Income	2,587,226	1,495,044

EXPENSES
Investment adviser fees	1,032,110	2,290,806
Trustees’ fees and expenses	5,116	7,287

Total Expenses	1,037,226	2,298,093
Expenses reimbursed	(5,116)	(7,287)

Net Expenses	1,032,110	2,290,806

NET INVESTMENT INCOME (LOSS)	1,555,116	(795,762)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(6,711,368)	(20,804,916)
Net change in unrealized appreciation (depreciation) on investments	(11,015,439)	(19,719,650)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(17,726,807)	(40,524,566)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(16,171,691)	$(41,320,328)

See Notes to Financial Statements.

12

STATEMENTS OF CHANGES IN NET ASSETS

	GOLDEN LARGE CAP CORE FUND		GOLDEN SMALL CAP CORE FUND
		SHARES		SHARES
NET ASSETS JULY 1, 2006	$21,562,623		$24,837,169

OPERATIONS
Net investment income (loss)	796,676		(305,948)
Net realized gain (loss) on investments	129,292		2,447,046
Net change in unrealized appreciation (depreciation) on investments	14,447,937		22,336,172

Increase (Decrease) in Net Assets Resulting from Operations	15,373,905		24,477,270

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(390,762)		—

CAPITAL SHARE TRANSACTIONS
Sale of shares	111,663,168	10,098,706	174,199,260	14,469,000
Reinvestment of distributions	42,384	3,691	—	—
Redemption of shares	(19,127,041)	(1,642,129)	(26,382,596)	(2,152,732)

Increase (Decrease) from Capital Share Transactions	92,578,511	8,460,268	147,816,664	12,316,268

Increase (Decrease) in Net Assets	107,561,654		172,293,934

NET ASSETS JUNE 30, 2007 (Including line (a))	$129,124,277		$197,131,103

OPERATIONS
Net investment income (loss)	1,555,116		(795,762)
Net realized gain (loss) on investments	(6,711,368)		(20,804,916)
Net change in unrealized appreciation (depreciation) on investments	(11,015,439)		(19,719,650)

Increase (Decrease) in Net Assets Resulting from Operations	(16,171,691)		(41,320,328)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(1,211,778)		—
Net realized gain on investments	(50,894)		(2,080,379)

Total Distributions to Shareholders	(1,262,672)		(2,080,379)

CAPITAL SHARE TRANSACTIONS
Sale of shares	70,979,358	6,085,781	137,533,586	11,713,281
Reinvestment of distributions	87,557	7,172	746,736	65,388
Redemption of shares	(48,840,095)	(4,271,811)	(82,301,569)	(7,358,026)

Increase (Decrease) from Capital Share Transactions	22,226,820	1,821,142	55,978,753	4,420,643

Increase (Decrease) in Net Assets	4,792,457		12,578,046

NET ASSETS JUNE 30, 2008 (Including line (b))	$133,916,734		$209,709,149

(a) Accumulated undistributed (distributions in excess of) net investment income, June 30, 2007	$451,904		$—

(b) Accumulated undistributed (distributions in excess of) net investment income, June 30, 2008	$795,157		$—

See Notes to Financial Statements.

13

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

	Year Ended June 30, 2008	Year Ended June 30, 2007	September 13, 2005 (a) through June 30, 2006
GOLDEN LARGE CAP CORE FUND
NET ASSET VALUE, Beginning of Period	$12.24	$10.31	$10.00

INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.12	0.10	0.11
Net realized and unrealized gain (loss) on investments	(1.45)	1.88	0.23 (c)

Total from Investment Operations	(1.33)	1.98	0.34

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.09)	—	—
Net realized gains	— (d)	(0.05)	(0.03)

Total Distributions to Shareholders	(0.09)	(0.05)	(0.03)

NET ASSET VALUE, End of Period	$10.82	$12.24	$10.31

TOTAL RETURN (e)	(10.90)%	19.20%	3.39%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$133,917	$129,124	$21,563
Ratios to Average Net Assets (f):
Net expenses	0.70%	0.70%	0.70%
Gross expenses (g)	0.70%	0.71%	0.72%
Net investment income (loss)	1.06%	0.89%	1.36%
PORTFOLIO TURNOVER RATE (e)	46%	56%	120%
GOLDEN SMALL CAP CORE FUND
NET ASSET VALUE, Beginning of Period	$13.60	$11.40	$10.00

INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.04)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	(2.36)	2.24	1.41 (c)

Total from Investment Operations	(2.40)	2.20	1.40

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	—	—
Net realized gains	(0.11)	—	—

Total Distributions to Shareholders	(0.11)	—	—

NET ASSET VALUE, End of Period	$11.09	$13.60	$11.40

TOTAL RETURN (e)	(17.66)%	19.30%	14.00%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$209,709	$197,131	$24,837
Ratios to Average Net Assets (f):
Net expenses	1.10%	1.10%	1.10%
Gross expenses (g)	1.11%	1.11%	1.11%
Net investment income	(0.38)%	(0.30)%	(0.11)%
PORTFOLIO TURNOVER RATE (e)	72%	55%	41%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at that time.
(d)	Less than $0.01 per share.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

14

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

Note 1. Organization

The Golden Large Cap Core Fund and Golden Small Cap Core Fund (individually, a “Fund” and, collectively, the “Funds”) (formerly Golden Large Core Value Fund and Golden Small Core Value Fund), are diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). As of June 30, 2008, the Trust had twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Institutional Shares and Investor Shares. As of June 30, 2008, Investor Shares had not commenced operations. Golden Large Cap Core Fund seeks to achieve long-term capital appreciation. Golden Small Cap Core Fund seeks to achieve maximum long-term total return. Each Fund commenced operations on September 13, 2005.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation–Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value. Short-term instruments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

Securities Transactions, Interest Income and Realized Gain and Loss–Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premium and discount are amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

15

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

Distributions to Shareholders–Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by the Funds.

Federal Taxes–Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, each Fund will not be subject to Federal excise tax. Therefore, no Federal income or excise tax provision is required.

The Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes–an interpretation of FAS 109 (“FIN 48”) on July 1, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management concluded that as of June 30, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Funds’ Federal tax returns filed in the two-year period ended June 30, 2008 remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation–The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

New Accounting Pronouncements–In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statements.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

Note 3. Advisory Fees, Servicing Fees and Other Transactions with Related Parties

Investment Adviser–Golden Capital Management, LLC is the investment adviser (the “Adviser” or “Golden”) to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 0.70% and 1.10% of the average daily net assets of Golden Large Cap Core Fund and Golden Small Cap Core Fund, respectively. Under the terms of the Investment Advisory Agreement, the

16

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

Adviser provides investment advisory services to the Funds and is obligated to pay all expenses of the Funds except any expenses that the Funds are authorized to pay under Rule 12b-1, brokerage costs, commissions, borrowing costs, taxes, extraordinary and non-recurring expenses and certain compensation expenses of the Trustees.

Distribution–Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor receives no compensation from the Funds for its distribution services. The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates.

Other Related Parties–As of June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic provides those services to the Funds.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Compliance Officer to the Funds, as well as certain additional compliance support functions.

For the period July 1, 2007 through June 1, 2008, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provided a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Funds. FCS had no role in determining the investment policies or which securities were to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS were also officers of the Trust. The Principal Executive Officer was an affiliate of the Distributor due to his ownership in the Distributor. For the year ended June 30, 2008, the Adviser paid compliance service fees for the Large Cap Core Fund and the Small Cap Core Fund in the amount of $29,073 and $38,171 respectively, from the fees collected under the advisory agreement.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through October 31, 2008 to limit total annual operating expenses to 0.70% for Institutional Shares, of the average daily net assets of the Golden Large Cap Core Fund. The Adviser also contractually agreed to waive a portion of its fees and reimburse certain expenses through October 31, 2008 to limit total annual operating expenses to 1.10% for Institutional Shares, of the average daily net assets of the Golden Small Cap Core Fund. For the year ended June 30, 2008, fees waived and reimbursed were as follows:

Investment Adviser Reimbursement
Golden Large Cap Core Fund	$5,116
Golden Small Cap Core Fund	7,287

17

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the year ended June 30, 2008, were as follows:

	Purchases	Sales
Golden Large Cap Core Fund	$88,510,940	$66,163,400
Golden Small Cap Core Fund	201,844,815	146,978,046

Note 6. Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	Ordinary Income	Long-Term Capital Gain
Golden Large Cap Core Fund
2008	$1,215,865	$46,807
2007	390,762	—
Golden Small Cap Core Fund
2008	$1,831,220	$249,159
2007	—	—

As of June 30, 2008, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Capital and Other Losses	Unrealized Appreciation/ Depreciation	Total
Golden Large Cap Core Fund	$795,157	$(6,130,336)	$2,791,769	$(2,543,410)
Golden Small Cap Core Fund	—	(18,505,853)	1,742,055	(16,763,798)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and deferral of post October losses.

As of June 30, 2008, the capital loss carryovers to offset future capital gains are as follows:

	Amount	Expiration
Golden Large Cap Core Fund	$1,112,578	June 2016
Golden Small Cap Core Fund	$2,562,878	June 2016

For tax purposes, the current year post-October loss was $5,017,758 and $15,942,975 for Golden Large Cap Core Fund and Golden Small Cap Core Fund, respectively. These losses will be recognized for tax purposes on the first business day of the Fund’s next year.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended June 30, 2008. The following reclassification was the result of the reclassification of certain dividends from capital to net investment income for Golden Large Cap Core Fund

18

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

and net operating losses and partnership adjustments for Golden Small Cap Core Fund. These reclasses have no impact on the net assets of the Funds.

	Accumulated Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Paid-in-Capital
Golden Large Cap Core Fund	$(85)	$85	$—
Golden Small Cap Core Fund	795,762	627,950	(1,423,712)

Note 7. Other Information

On June 30, 2008, two shareholders held approximately 87% of the outstanding shares of the Golden Large Cap Core Fund and two shareholders held approximately 78% of the Golden Small Cap Core Fund. These shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

JUNE 30, 2008

To the Board of Trustees of Forum Funds and Shareholders of

Golden Large Cap Core Fund and Golden Small Cap Core Fund:

We have audited the accompanying statements of assets and liabilities of Golden Large Cap Core Fund and Golden Small Cap Core Fund (collectively the “Funds”), each a series of Forum Funds (the “Trust”), including the schedules of investments, as of June 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from September 13, 2005 (commencement of operations) to June 30, 2006. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Golden Large Cap Core Fund and Golden Small Cap Core Fund as of June 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from September 13, 2005 (commencement of operations) to June 30, 2006 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

August 25, 2008

20

ADDITIONAL INFORMATION (Unaudited)

JUNE 30, 2008

Investment Advisory Agreement Approval

At the February 7, 2008 board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Funds (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Funds, the Board reviewed materials furnished by the Adviser and the administrator, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Funds by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Funds; (3) the advisory fee and total expense ratio of the Funds compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee would enable the Funds’ investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Funds. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of the Services

The Board received a presentation from a senior representative of Golden Capital Management, LLC (the “Adviser”) and discussed the Adviser’s personnel, operations and financial condition. In reviewing the nature, extent and quality of services, the Board considered the scope and quality of services provided by the Adviser under the Advisory Agreement and the quality of the investment research capabilities of the Adviser and other resources dedicated to performing services for the Funds. The Board also considered information regarding: the experience and professional background of the portfolio managers at the Adviser and the qualifications and capabilities of the portfolio managers and other personnel who would have principal investment responsibility for the Funds’ investments; the investment philosophy and decision-making processes of those professionals; the capability and integrity of the Adviser’s senior management and staff; the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the financial condition and operational stability of the Adviser.

The Board discussed with the Adviser the adequacy of its resources and quality of services provided by the Adviser under the Advisory Agreement. The Board reviewed the Adviser’s summary of its financial condition as of December 31, 2007, noting the Adviser’s representation that the firm is financially stable and able to provide investment advisory services to the Funds. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Funds under the Advisory Agreement, that the Adviser could provide high quality services to the Funds and that the investment expertise of the Adviser’s professionals could benefit the Funds.

Costs of Services and Profitability

The Board then considered information provided by the Adviser regarding its costs of services and profitability with respect to the Funds. The Board considered the Adviser’s resources devoted to the Funds as well as an assessment of costs and profitability provided by the Adviser. The Board also considered that

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the Adviser continues to contractually waive certain advisory fees and, as necessary, reimburse Fund expenses. The Board concluded that the level of the Adviser’s profits attributable to management of the Funds was not excessive in light of the services provided by the Adviser to the Funds.

Compensation

The Board also considered the Adviser’s compensation for providing advisory services to the Funds and analyzed comparative information on fees and total expenses of similar mutual funds. The Board noted that, with respect to the Golden Large Cap Core Fund, while the Adviser’s contractual advisory fee was higher than the mean and median contractual advisory fee for its Lipper Inc. peer group, the Adviser is obligated to pay the ordinary operating expenses of the Funds out of its advisory fees. The Board considered the Fund’s total expense ratio, noting the Adviser’s contractual fee waiver through October 31, 2008 in order to limit the Fund’s total annual operating expenses for Institutional Shares and Investor Shares at 0.70% and 0.95% of average daily net assets, respectively. The Board also noted that the Institutional Shares’ actual total expense ratio was more than 30 basis points lower than the median actual expense ratio for its Lipper Inc. peer group.

The Board noted that, with respect to the Golden Small Cap Core Fund, while the Adviser’s contractual advisory fee was higher than the mean and median contractual advisory fee for its Lipper Inc. peer group, the Adviser is obligated to pay the ordinary operating expenses of the Funds out of its advisory fees. The Board also considered the Fund’s total expense ratio, noting the Adviser’s contractual fee waiver through October 31, 2008 in order to limit the Fund’s total annual operating expenses for Institutional Shares and Investor Shares at 1.10% and 1.35% of average daily net assets, respectively. The Board noted that the Institutional Shares’ actual total expense ratio was more than 12 basis points lower than the median actual expense ratio for its Lipper Inc. peer group. The Board also recognized that it was difficult to compare advisory fees and expense ratios because of variations between the services provided by the Adviser and those included in the advisory fees paid by other funds. Based on the foregoing, the Board concluded that the Adviser’s advisory fee charged to the Funds was reasonable.

Performance

The Adviser discussed its approach to managing the Funds as well as each Fund’s performance. The Board considered each Fund’s performance over the one-, three-, six- and nine-month and one-year periods ended December 31, 2007, noting that, with respect to the Golden Large Cap Core Fund, the Fund outperformed its benchmarks and ranked in the top quartile of its Lipper Inc. peer group over each period. With respect to the Golden Small Cap Core Fund, the Board noted that the Fund outperformed its benchmarks and ranked in the top quartile of its Lipper Inc. peer group for the one-month period, although the Fund had underperformed its benchmarks for the longer periods. The Board also noted that the Adviser had instituted positive changes to address the performance of the Fund, including certain restructuring measures during 2007. Based on this review, the Board determined that the Adviser’s management of the Funds could benefit each Fund and its shareholders.

Economies of Scale

The Board then considered whether the Funds would benefit from any economies of scale, noting that although the Adviser’s fee schedules for the Funds do not have breakpoints and thus would not reflect

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economies of scale, if any, the Funds were subject to a contractual fee waiver by the Adviser. The Board considered the Adviser’s representation that economies of scale could be experienced only upon a significant increase in assets under management. The Board also considered the size of the Funds and determined that it would not be necessary to consider the implementation of breakpoints at this time.

Other Benefits

The Board noted that the Adviser does not receive significant ancillary benefits as a result of its relationship with the Funds, other than the benefit of research received from the brokers executing transactions on behalf of its clients and the ability to refer to its advisory relationship with the Funds.

Conclusion

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, including consideration of each of the factors referred to above, the Board (including all of the Independent Trustees) determined, in the exercise of its business judgment, that the advisory fees of the Funds were fair, and that renewing the Advisory Agreement was in the best interest of each Funds’ shareholders.

Proxy Voting Information

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolio is available, without charge and upon request, by calling (800) 206-8610 and on the SEC’s website at www.sec.gov. The Funds’ proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 206-8610 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge and upon request, on the SEC’s website at www.sec.gov, or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

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ADDITIONAL INFORMATION (Unaudited)

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The following example is based on $1,000 invested at the beginning of the year and held for the entire period from January 1, 2008 through June 30, 2008.

Actual Expenses–The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes–The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Year*	Annualized Expense Ratio*
Golden Large Cap Core Fund
Actual Return	$1,000.00	$888.34	$3.29	0.70%
Hypothetical Return	$1,000.00	$1,021.38	$3.52	0.70%
Golden Small Cap Core Fund
Actual Return	$1,000.00	$977.95	$5.41	1.10%
Hypothetical Return	$1,000.00	$1,019.39	$5.52	1.10%

*	Expenses are equal to the Funds’ annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366 to reflect the half-year period.

Federal Tax Status of Dividends Declared During the Tax Year

Capital Gain Dividends–Golden Large Cap Core Fund paid long-term capital gain dividends of $46,807 for the tax year ended June 30, 2008. Golden Small Cap Core Fund paid long-term capital gain dividends of $249,159 for the tax year ended June 30, 2008.

Income Dividends–For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. Golden Large Cap Core Fund designates 100.00% of its income dividend distributed as qualifying for the corporate dividends-received deductions (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1 (h) (11) of the Internal Revenue Code. Golden Large Cap Core Fund also

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ADDITIONAL INFORMATION (Unaudited)

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designates 0.26% as qualified Interest Income exempt from U.S. tax for foreign shareholders (QII). Golden Small Cap Core Fund designates 37.13% of its income dividend distributed as qualifying for DRD and 36.98% for QDI.

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The Trustees listed below also serve in the capacities noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee of the Trust due to his affiliation with Atlantic. Mr. Keffer is also an Interested Trustee/Director of Wintergreen Fund, Inc. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine, 04101, unless otherwise indicated. Each Trustee oversees twenty-seven portfolios in the Trust. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 206-8610.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002–2003; Partner, Thelen Reid & Priest LLP (law firm) 1995–2002.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992–2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer[1] Born: 1942	Trustee; Chairman, Contracts Committee	Since 1989	Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (Citigroup) 2003–2005; President, Forum Financial Group, LLC (“Forum”) (a fund services company acquired by Citibank, N.A.) 1986–2003.

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Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since June 2008	President, Atlantic Fund Administration, LLC since 2008; Director, Consulting Services, Foreside Fund Services, January 2007–September 2007; Elder Care June 2005–December 2006; Director, Fund Accounting, Citigroup December 2003–May 2005; Director/Senior Manager/Manager, Accounting, Forum Financial Group April 1992–November 2003; Auditor, Ernst & Young May 1988–March 1992.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003–July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 1994–December 2003.
Gale Bertrand Born: 1964	Vice President	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Department Manager/Senior Vice President, Enterprise Support Services, Citigroup December 2003–July 2008; Director, Support, Senior Manager Fund Accounting, Forum Financial Group, March 1990–December 2003.
Lina Bhatnagar Born: 1971	Secretary	Since June 2008	Senior Administration Specialist, Atlantic Fund Administration, LLC since May 2008; Regulatory Administration Specialist, Citigroup, June 2006–May 2008; Money Market/Short term Trader, Wellington Management, 1996–2002.
[1]

Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC, a state chartered, non-depository bank; and vice chairman and trustee of the Trust. Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

26

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foresides.com

FOR MORE INFORMATION

Golden Large Cap Core Fund

Golden Small Cap Core Fund

Golden Funds

P.O. Box 588

Portland, ME 04112

(800) 206-8610

213-ANR-0608

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, Forum Funds (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that no member of the Audit Committee is an “audit committee financial expert” as that term is defined under applicable regulatory guidelines.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $83,000 in 2007 and $88,765 in 2008.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2007 and $0 in 2008.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $15,400 in 2007 and $17,200 in 2008. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2007 and $0 in 2008.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”). In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) 0%

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $15,400 in 2007 and $17,200 in 2008. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) If the Registrant’s principal accountant provided non-audit services to the Registrant’s adviser or any Affiliate, and the services were not pre-approved as described in paragraph (e)(1) of this Item, the Audit Committee would consider whether the provision of such services was compatible with maintaining the independence of the Registrant’s principal accountant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant does not accept nominees to the board of directors from shareholders.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics (Exhibit filed herewith).

(a)(2)	Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	8/29/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	8/29/08

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	8/29/08